Execution Version Published CUSIP Number: [●] Revolving Credit CUSIP Number: [●] $600,000,000 CREDIT AGREEMENT dated as of September 28, 2022 by and among AMERIGAS PROPANE, L.P., as Borrower, AMERIGAS PROPANE, INC., as a Guarantor, the Lenders referred to herein, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender and Issuing Lender WELLS FARGO SECURITIES, LLC BOFA SECURITIES, INC. CITIZENS BANK, N.A. CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK JPMORGAN CHASE BANK, N.A. and TRUIST SECURITIES, INC., as Joint Lead Arrangers and Joint Bookrunner EXHIBIT 10.1

TABLE OF CONTENTS Page -i- ARTICLE I DEFINITIONS .................................................................................................. 1 Section 1.1 Definitions.................................................................................................. 1 Section 1.2 Other Definitions and Provisions ............................................................. 35 Section 1.3 Accounting Terms .................................................................................... 36 Section 1.4 Rounding .................................................................................................. 36 Section 1.5 References to Agreement and Laws ........................................................ 37 Section 1.6 Times of Day............................................................................................ 37 Section 1.7 Letter of Credit Amounts ......................................................................... 37 Section 1.8 Rates ......................................................................................................... 37 Section 1.9 Divisions .................................................................................................. 37 ARTICLE II REVOLVING CREDIT FACILITY ............................................................... 38 Section 2.1 Revolving Credit Loans ........................................................................... 38 Section 2.2 Swingline Loans....................................................................................... 38 Section 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans ........................................................................................................ 40 Section 2.4 Repayment and Prepayment of Revolving Credit and Swingline Loans ........................................................................................................ 41 Section 2.5 Permanent Reduction of the Revolving Credit Commitment .................. 42 Section 2.6 Termination of Revolving Credit Facility................................................ 43 ARTICLE III LETTER OF CREDIT FACILITY ................................................................. 43 Section 3.1 L/C Commitment ..................................................................................... 43 Section 3.2 Procedure for Issuance of Letters of Credit ............................................. 44 Section 3.3 Commissions and Other Charges ............................................................. 44 Section 3.4 L/C Participations .................................................................................... 45 Section 3.5 Reimbursement Obligation of the Borrower............................................ 46 Section 3.6 Obligations Absolute ............................................................................... 47 Section 3.7 Effect of Letter of Credit Application ...................................................... 47 Section 3.8 Additional Issuing Lenders ...................................................................... 47 ARTICLE IV GENERAL LOAN PROVISIONS ................................................................. 48 Section 4.1 Interest...................................................................................................... 48 Section 4.2 Notice and Manner of Conversion or Continuation of Loans.................. 50 Section 4.3 Fees .......................................................................................................... 50 Section 4.4 Sharing of Payments ................................................................................ 51 Section 4.5 Evidence of Indebtedness ........................................................................ 51 Section 4.6 Adjustments ............................................................................................. 52 Section 4.7 Obligations of Lenders ............................................................................. 52 Section 4.8 Changed Circumstances ........................................................................... 54 Section 4.9 Indemnity ................................................................................................. 56 Section 4.10 Increased Costs ........................................................................................ 57 Section 4.11 Taxes ........................................................................................................ 58

TABLE OF CONTENTS (continued) Page -ii- Section 4.12 Mitigation Obligations; Replacement of Lenders .................................... 62 Section 4.13 Incremental Loans .................................................................................... 63 Section 4.14 Defaulting Lenders................................................................................... 65 ARTICLE V CONDITIONS OF CLOSING AND BORROWING..................................... 67 Section 5.1 Conditions to Closing and Initial Extensions of Credit ........................... 67 Section 5.2 Conditions to All Extensions of Credit .................................................... 71 ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES ........................................................................................................ 71 Section 6.1 Organization; Power; Qualification ......................................................... 71 Section 6.2 Ownership ................................................................................................ 72 Section 6.3 Authorization Enforceability ................................................................... 72 Section 6.4 Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc.................................................................................................. 72 Section 6.5 Compliance with Law; Governmental Approvals ................................... 73 Section 6.6 Tax Returns and Payments....................................................................... 73 Section 6.7 Intellectual Property Matters .................................................................... 73 Section 6.8 Environmental Matters............................................................................. 74 Section 6.9 Employee Benefit Matters ....................................................................... 75 Section 6.10 Margin Stock ............................................................................................ 76 Section 6.11 Investment Company Act; Government Regulation ................................ 76 Section 6.12 Burdensome Provisions ........................................................................... 76 Section 6.13 Financial Statements ................................................................................ 76 Section 6.14 No Material Adverse Change................................................................... 77 Section 6.15 Solvency ................................................................................................... 77 Section 6.16 Titles to Properties ................................................................................... 77 Section 6.17 Insurance .................................................................................................. 77 Section 6.18 Liens ......................................................................................................... 77 Section 6.19 Indebtedness and Guaranty Obligations .................................................. 77 Section 6.20 Litigation .................................................................................................. 77 Section 6.21 Absence of Defaults ................................................................................. 77 Section 6.22 Senior Indebtedness Status ...................................................................... 78 Section 6.23 Anti-Corruption Laws and Sanctions....................................................... 78 Section 6.24 Disclosure ................................................................................................ 78 Section 6.25 Matters Relating to the Parent.................................................................. 79 ARTICLE VII FINANCIAL INFORMATION AND NOTICES ........................................... 79 Section 7.1 Financial Statements and Projections ...................................................... 79 Section 7.2 Officer’s Compliance Certificate ............................................................. 80 Section 7.3 Accountants’ Certificate .......................................................................... 80 Section 7.4 Other Reports ........................................................................................... 81 Section 7.5 Notice of Litigation and Other Matters .................................................... 81

TABLE OF CONTENTS (continued) Page -iii- Section 7.6 Accuracy of Information .......................................................................... 83 ARTICLE VIII AFFIRMATIVE COVENANTS ..................................................................... 83 Section 8.1 Preservation of Corporate Existence and Related Matters ...................... 83 Section 8.2 Maintenance of Property and Licenses .................................................... 84 Section 8.3 Insurance .................................................................................................. 84 Section 8.4 Accounting Methods and Financial Records ........................................... 84 Section 8.5 Payment of Taxes and Other Obligations ................................................ 84 Section 8.6 Compliance With Laws and Approvals ................................................... 84 Section 8.7 Environmental Laws ................................................................................ 85 Section 8.8 Compliance with ERISA.......................................................................... 85 Section 8.9 Compliance with Agreements .................................................................. 85 Section 8.10 Visits and Inspections; Lender Meetings ................................................. 86 Section 8.11 Additional Subsidiaries ............................................................................ 86 Section 8.12 Use of Proceeds........................................................................................ 87 Section 8.13 Further Assurances................................................................................... 87 Section 8.14 Non-Consolidation ................................................................................... 87 Section 8.15 Covenants of the Parent ........................................................................... 87 ARTICLE IX FINANCIAL COVENANTS .......................................................................... 88 Section 9.1 Consolidated MLP Total Leverage Ratio ................................................ 88 Section 9.2 Consolidated Borrower Total Leverage Ratio ......................................... 88 Section 9.3 Interest Coverage Ratio............................................................................ 88 Section 9.4 Equity Cure Right .................................................................................... 88 ARTICLE X NEGATIVE COVENANTS ........................................................................... 89 Section 10.1 Limitations on Indebtedness .................................................................... 90 Section 10.2 Limitations on Liens ................................................................................ 91 Section 10.3 Limitations on Investments ...................................................................... 93 Section 10.4 Limitations on Fundamental Changes ..................................................... 94 Section 10.5 Limitations on Asset Dispositions ........................................................... 96 Section 10.6 Limitations on Restricted Payments ........................................................ 97 Section 10.7 Transactions with Affiliates ..................................................................... 98 Section 10.8 Certain Accounting Changes; Organizational Documents ...................... 98 Section 10.9 No Further Negative Pledges; Restrictive Agreements ........................... 99 Section 10.10 Nature of Business ................................................................................... 99 Section 10.11 Sale Leasebacks ....................................................................................... 99 Section 10.12 Hedge Agreements ................................................................................. 100 Section 10.13 Disposal of Subsidiary Interests ............................................................. 100 Section 10.14 Covenant of the Parent ........................................................................... 100 Section 10.15 Prepayments of Indebtedness ................................................................. 100

TABLE OF CONTENTS (continued) Page -iv- ARTICLE XI DEFAULT AND REMEDIES ...................................................................... 100 Section 11.1 Events of Default ................................................................................... 100 Section 11.2 Remedies ................................................................................................ 102 Section 11.3 Rights and Remedies Cumulative; Non-Waiver; etc ............................. 103 Section 11.4 Crediting of Payments and Proceeds ..................................................... 104 Section 11.5 Administrative Agent May File Proofs of Claim ................................... 104 ARTICLE XII THE ADMINISTRATIVE AGENT ............................................................. 105 Section 12.1 Appointment and Authority ................................................................... 105 Section 12.2 Rights as a Lender .................................................................................. 106 Section 12.3 Exculpatory Provisions .......................................................................... 106 Section 12.4 Reliance by the Administrative Agent ................................................... 107 Section 12.5 Delegation of Duties .............................................................................. 107 Section 12.6 Resignation of Administrative Agent .................................................... 108 Section 12.7 Non-Reliance on Administrative Agent and Other Lenders .................. 109 Section 12.8 No Other Duties, etc .............................................................................. 109 Section 12.9 Guaranty Matters ................................................................................... 110 Section 12.10 Release of Guarantees of Subsidiaries ................................................... 110 Section 12.11 Specified Hedge Agreements ................................................................. 110 Section 12.12 Erroneous Payments............................................................................... 110 ARTICLE XIII MISCELLANEOUS ..................................................................................... 112 Section 13.1 Notices ................................................................................................... 112 Section 13.2 Amendments, Waivers and Consents .................................................... 114 Section 13.3 Expenses; Indemnity .............................................................................. 117 Section 13.4 Right of Set Off ...................................................................................... 119 Section 13.5 Governing Law; Jurisdiction, Etc .......................................................... 119 Section 13.6 Waiver of Jury Trial ............................................................................... 120 Section 13.7 Reversal of Payments ............................................................................. 120 Section 13.8 Injunctive Relief; Punitive Damages ..................................................... 121 Section 13.9 Accounting Matters ................................................................................ 121 Section 13.10 Successors and Assigns; Participations ................................................. 121 Section 13.11 Confidentiality ....................................................................................... 125 Section 13.12 Performance of Duties ........................................................................... 126 Section 13.13 All Powers Coupled with Interest .......................................................... 126 Section 13.14 Survival .................................................................................................. 126 Section 13.15 Titles and Captions ................................................................................ 127 Section 13.16 Severability of Provisions ...................................................................... 127 Section 13.17 Counterparts; Integration; Effectiveness; Electronic Execution ............ 127 Section 13.18 Term of Agreement ................................................................................ 128 Section 13.19 USA Patriot Act ..................................................................................... 128 Section 13.20 Inconsistencies with Other Documents .................................................. 128 Section 13.21 Excluded Swap Obligations ................................................................... 129

TABLE OF CONTENTS (continued) Page -v- Section 13.22 No Fiduciary or Advisory Relationship ................................................. 129 Section 13.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.............................................................................................. 130 Section 13.24 Lender ERISA Matters .......................................................................... 131 Section 13.25 Acknowledgement Regarding Any Supported QFCs ............................ 132 Section 13.26 Waiver of Prepayment Notice under Existing Credit Agreement ......... 133

-vi- EXHIBITS* Exhibit A-1 - Form of Revolving Credit Note Exhibit A-2 - Form of Swingline Note Exhibit B - Form of Notice of Borrowing Exhibit C - Form of Notice of Account Designation Exhibit D - Form of Notice of Prepayment Exhibit E - Form of Notice of Conversion/Continuation Exhibit F - Form of Officer’s Compliance Certificate Exhibit G - Form of Assignment and Assumption Exhibit H - Form of Guaranty Agreement Exhibit I - Form of Joinder Agreement Exhibit J-1 - Form of U.S. Tax Compliance Certificate For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes Exhibit J-2 - Form of U.S. Tax Compliance Certificate For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes Exhibit J-3 - Form of U.S. Tax Compliance Certificate For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes Exhibit J-4 - Form of U.S. Tax Compliance Certificate For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes SCHEDULES - Existing Letters of Credit - Revolving Credit Commitments - Jurisdictions of Organization and Qualification - Subsidiaries and Capitalization - Environmental Matters - ERISA Plans - Indebtedness and Guaranty Obligations - Existing Liens - Existing Loans, Advances and Investments Schedule 1.1-1* Schedule 1.1-2 Schedule 6.1* Schedule 6.2* Schedule 6.8* Schedule 6.9* Schedule 6.19* Schedule 10.2* Schedule 10.3* Schedule 10.7* - Transactions with Affiliates *Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

CREDIT AGREEMENT, dated as of September 28, 2022, by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the “Borrower”), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the “Parent”), the lenders who are party to this Agreement from time to time (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders. STATEMENT OF PURPOSE The Borrower has requested, and, subject to the terms and conditions hereof, the Administrative Agent and the Lenders party hereto have agreed to extend, certain credit facilities to the Borrower. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: ARTICLE I DEFINITIONS Section 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below: “Accounts Receivable Securitization” means a financing arrangement involving the transfer or sale of accounts receivable of the Borrower and its Restricted Subsidiaries in the ordinary course of business through one or more SPEs, the terms of which arrangement do not impose (a) any recourse or repurchase obligations upon the Borrower and its Restricted Subsidiaries or any Affiliate of the Borrower and its Restricted Subsidiaries (other than any such SPE) except to the extent of the breach of a representation or warranty by the Borrower and its Restricted Subsidiaries in connection therewith or (b) any negative pledge or Lien on any accounts receivable not actually transferred to any such SPE in connection with such arrangement; provided that the aggregate amount of accounts receivable that may be securitized in all Accounts Receivable Securitizations at any one time may not exceed $100,000,000. “Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” means Wells Fargo, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 12.6. “Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 13.1(c).

2 “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, any other Person (other than a Subsidiary of the Borrower) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term “control” means (a) the power to vote 20% or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. The terms “controlling” and “controlled” have meanings correlative thereto. “Agreement” means this Credit Agreement. “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to any Covered Person from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act of 2010 and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to a Credit Party, its Subsidiaries or Affiliates related to terrorism financing or money laundering, including any applicable provision of the Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators. “Applicable Margin” means the corresponding percentages per annum as set forth below based on the Consolidated MLP Total Leverage Ratio: Pricing Level Consolidated MLP Total Leverage Ratio Commitment Fee SOFR Loans L/C Commissions Base Rate Loans I Less than or equal to 3.00 to 1.00 0.300% 1.50% 0.50% II Greater than 3.00 to 1.00, but less than or equal to 3.50 to 1.00 0.300% 1.75% 0.75% III Greater than 3.50 to 1.00, but less than or equal to 4.00 to 1.00 0.325% 2.00% 1.00% IV Greater than 4.00 to 1.00, but less than or equal to 4.50 to 1.00 0.375% 2.25% 1.25%

3 V Greater than 4.50 to 1.00 but less than or equal to 5.25 to 1.00 0.450% 2.50% 1.50% VI Greater than 5.25 to 1.00 0.500% 3.00% 2.00% The Applicable Margin shall be determined and adjusted quarterly on the date (each a “Calculation Date”) ten (10) Business Days after the day by which the Borrower is required to provide an Officer’s Compliance Certificate pursuant to Section 7.2 for the most recently ended fiscal quarter of the Borrower; provided that (a) the Applicable Margin shall be based on Pricing Level VI until the first Calculation Date occurring after the Closing Date and, thereafter the Pricing Level shall be determined by reference to the Consolidated MLP Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, and (b) if the Borrower fails to provide the Officer’s Compliance Certificate as required by Section 7.2 for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from such Calculation Date shall be based on Pricing Level VI until such time as an appropriate Officer’s Compliance Certificate is provided, at which time the Pricing Level shall be determined by reference to the Consolidated MLP Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date. The Applicable Margin shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Margin shall be applicable to all Extensions of Credit then existing or subsequently made or issued. Notwithstanding the foregoing, in the event that any financial statement or Officer’s Compliance Certificate delivered pursuant to Section 7.1 or 7.2 is shown to be inaccurate (regardless of whether (i) this Agreement is in effect, (ii) the Revolving Credit Commitments are in effect, or (iii) any Extension of Credit is outstanding when such inaccuracy is discovered or such financial statement or Officer’s Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (x) the Borrower shall immediately deliver to the Administrative Agent a corrected Officer’s Compliance Certificate for such Applicable Period, (y) the Applicable Margin for such Applicable Period shall be determined as if the Consolidated MLP Total Leverage Ratio in the corrected Officer’s Compliance Certificate were applicable for such Applicable Period, and (z) the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 4.4. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Sections 4.1(c) and 11.2 nor any of their other rights under this Agreement. The Borrower’s obligations under this paragraph shall survive the termination of the Revolving Credit Commitments and the repayment of all other Obligations hereunder. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means each of Wells Fargo Securities, LLC, BofA Securities, Inc., Citizens Bank, N.A., Credit Agricole Corporate and Investment Bank, JPMorgan Chase Bank, N.A. and

4 Truist Securities, Inc., in its capacity as a joint lead arranger and joint bookrunner, and its successors. “Asset Disposition” means the disposition of any or all of the assets (including any Capital Stock owned thereby) of any Credit Party or any Subsidiary thereof whether by sale, lease, transfer or otherwise. The term “Asset Disposition” shall not include any Equity Issuance but shall include any Subsidiary Disposition. The term “Asset Disposition” shall not include any transfer of assets or issuance or sale of Capital Stock by the Borrower or any Subsidiary to any other Person in exchange for other assets used in a line of business permitted by Section 10.10 and having a fair market value (as determined in good faith by the General Partner) of not less than that of the assets so transferred or the Capital Stock so issued or sold. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 13.10), and accepted by the Administrative Agent, in substantially the form attached as Exhibit G or any other form approved by the Administrative Agent. “Attributable Indebtedness” means, on any date of determination, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease. “Available Cash” means, as to any calendar quarter: (a) the sum of (i) all cash of the Borrower and its Subsidiaries on hand at the end of such quarter and (ii) all additional cash of the Borrower and its Subsidiaries on hand on the date of determination of Available Cash with respect to such quarter resulting from borrowings subsequent to the end of such quarter, less (b) the amount of cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to (i) provide for the proper conduct of the business of the Borrower and its Subsidiaries (including reserves for future capital expenditures) subsequent to such quarter, (ii) provide funds for distributions under Section 5.3(a), 5.3(b), 5.3(c) or 5.4(a) of the partnership agreement of MLP (such Sections as in effect on the Closing Date, together with all related definitions, being hereby incorporated herein in the form included in such partnership agreement on the Closing Date and without regard to any subsequent amendments or waivers of the provisions of, or any termination of, such partnership agreement) in respect of any one or more of the next four quarters, or (iii) comply with applicable law or any debt instrument or other agreement or obligation to which the Borrower or any Subsidiary is a party or its assets are subject; provided that Available Cash attributable to any Subsidiary shall be excluded to the extent dividends or distributions of such Available Cash by such Subsidiary are not at the date of determination permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or other regulation.

5 “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.8(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) Adjusted Term SOFR for a one-month tenor in effect on such day plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR, as applicable; provided that clause (c) shall not be applicable during any period in which Adjusted Term SOFR is unavailable or unascertainable. “Base Rate Loan” means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 4.1(a). “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.8(c)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

6 “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

7 (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof)announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c)(i) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c)(i). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 CFR § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” has the meaning assigned thereto in the introductory paragraph hereto.

8 “Borrower Materials” has the meaning assigned thereto in Section 7.5 “Business Day” means any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their commercial banking business. “Calculation Date” has the meaning assigned thereto in the definition of “Applicable Margin”. “Capital Lease” means any lease of any property by the Borrower or any of its Subsidiaries, as lessee, that should, in accordance with GAAP, be classified and accounted for as a capital lease or finance lease on a Consolidated balance sheet of the Borrower and its Subsidiaries. “Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Issuing Lender and/or Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and the Issuing Lender shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Lender. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within three hundred sixty-five (365) days from the date of acquisition thereof, (b) commercial paper maturing no more than three hundred sixty five (365) days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s, (c) certificates of deposit maturing one (1) year or less from the date of acquisition thereof issued by commercial banks incorporated under the laws of the United States or any state thereof or the District of Columbia or Canada (A) the commercial paper or other short term unsecured debt obligations of which are as at such date rated either “A-2” or better (or comparably if the rating system is changed) by S&P or “Prime-2” or better (or comparably if the rating system is changed) by Moody’s or (B) the long- term debt obligations of which are as at such date rated “A” or better (or comparably if the rating system is changed) by either S&P or Moody’s, (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder, (e) money market deposit accounts issued or offered by any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a

9 combined capital and surplus and undivided profits of not less than $500,000,000 or (f) money market mutual funds having as at such date one of the two highest ratings obtainable from either S&P or Moody’s. “Change in Control” means (a) UGI shall fail to own directly or indirectly 51% of the general partnership interests in the Borrower, or, if the Borrower shall have been converted to a entity form other than a limited partnership, at least 51% of the voting Capital Stock of the Borrower; or (b) UGI shall fail to own directly or indirectly at least a 20% ownership interest in the Borrower. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Closing Date” means the date of this Agreement or such later Business Day upon which each condition described in Section 5.1 shall be satisfied or waived in accordance with the terms of this Agreement. “Code” means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or modified from time to time. “Commitment Fee” has the meaning assigned thereto in Section 4.3(a). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § et seq.), as amended from time to time, and any successor statute. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), the definition of “Term SOFR Market Index Rate”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 4.9 and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the

10 Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP. “Consolidated Borrower Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness of the Borrower and its Subsidiaries on such date to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date; provided that so long as no Loans or Reimbursement Obligations are outstanding on such date, the amount of Qualifying Borrower Cash on such date may be deducted from the amount of Consolidated Total Indebtedness in calculating the numerator of the Consolidated Borrower Total Leverage Ratio. “Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for any Person and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, (iii) depreciation and amortization of property, plant and equipment and intangible assets, and (iv) cash and non-cash extraordinary, unusual or non-recurring expenses or losses incurred during such period other than in the ordinary course of business, provided that the amount of cash expenditures added back as a result of this clause (iv) shall not exceed $75,000,000 for such period, minus (c) the sum of the following, without duplication, to the extent included in determining Consolidated Net Income for such period: (i) interest income, (ii) income tax credits and refunds (to the extent not netted from tax expense), (iii) any cash payments made during such period in respect of items described in clause (b)(iv) subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were incurred, it being understood that the related non-cash items described in clause (b)(iv) may still be added back to Consolidated Net Income, and (iv) extraordinary, unusual or non-recurring income or gains realized during such period other than in the ordinary course of business. For purposes of the Consolidated MLP Total Leverage Ratio and the Consolidated Borrower Total Leverage Ratio, Consolidated EBITDA (x) shall be adjusted on a Pro Forma Basis for (1) any Permitted Acquisition which is in excess of $25,000,000 or (2) Asset Dispositions which, individually or in the aggregate, are in excess of $25,000,000 and (y) may be adjusted on a Pro Forma Basis for any Permitted Acquisition which individually is less than $25,000,000 but, when taken together with all other Permitted Acquisitions, is in excess of $25,000,000. “Consolidated Income Tax Expense” means the following determined on a Consolidated basis, without duplication, for any Person and its Subsidiaries in accordance with GAAP, the

11 provision for federal, state, local and foreign income taxes of such Person and its Subsidiaries for such period. “Consolidated Interest Expense” means, for any period, the interest expense for such period determined on a Consolidated basis for any Person and its Subsidiaries in accordance with GAAP. “Consolidated MLP Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness of MLP and its Subsidiaries on such date to (b) Consolidated EBITDA of MLP and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date; provided that, with respect to any fiscal quarter ending September 30, 2024 and thereafter, so long as no Loans or Reimbursement Obligations are outstanding on such date, the amount of Qualifying MLP Cash on such date may be deducted from the amount of Consolidated Total Indebtedness in calculating the numerator of the Consolidated MLP Total Leverage Ratio. “Consolidated Net Income” means, for any period, the net income of any Person and its Subsidiaries for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, in calculating Consolidated Net Income of any Person (the “CNI Person”) and its Subsidiaries for any period, there shall be excluded (i) [Reserved], (ii) net after-tax gains or losses attributable to Asset Dispositions (other than Asset Dispositions with a book value not exceeding $10,000,000 in the aggregate), (iii) the net income or loss of any Person which is not a Subsidiary of such CNI Person and which is accounted for by the equity method of accounting; provided, that Consolidated Net Income shall include the amount of dividends or distributions actually paid to such CNI Person or any Subsidiary of such CNI Person, (iv) the net income of any Subsidiary of such CNI Person to the extent that dividends or distributions of such net income are not at the date of determination permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or other regulation, (v) the net after- tax gains or losses attributable to the early extinguishment of Indebtedness, (vi) the net after-tax gains or losses attributable to the early termination of any Hedge Agreement, (vii) unrealized gains or losses attributable to any Hedge Agreement and (viii) the cumulative effect of any changes in accounting principles. “Consolidated Net Tangible Assets” means, as of any date of determination; the sum of the following determined on a Consolidated basis, without duplication, in accordance with GAAP, (i) the Total Assets, as of such date, minus (ii) all current liabilities of the Borrower and its Subsidiaries, as of such date (other than (A) any current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than twelve (12) months after the time as of which the amount thereof is being computed and (B) current maturities of long term debt), minus (iii) all goodwill, trade names, trademarks, patents, licenses, purchased technology, unamortized debt discount and expenses and other like intangible assets of the Borrower and its Subsidiaries, as of such date. “Consolidated Total Indebtedness” means, as of any date of determination with respect to any Person and its Subsidiaries on a Consolidated basis without duplication, the sum of all Indebtedness of such Person and its Subsidiaries; provided that Consolidated Total Indebtedness shall not include any surety bonds or Indebtedness of the type described in clause (f) or (h) of the definition of such term.

12 “Covered Person” means the Parent, the Borrower, any Guarantor, any Subsidiary of the Borrower or any Guarantor or any Affiliate of the Borrower or any Guarantor. “Credit Facility” means, collectively, the Revolving Credit Facility, the Swingline Facility and the L/C Facility. “Credit Parties” means, collectively, the Borrower and the Guarantors. “Cure Amount” means (and, for the avoidance of doubt, shall not exceed) the minimum amount that, if applied to increase Consolidated EBITDA as of the applicable Testing Date (but not, for the avoidance of doubt, giving pro forma effect to any repayment of Indebtedness in connection therewith or any increase in any calculation of Qualified Cash resulting therefrom), would have caused the applicable Financial Covenant Default(s) as of such Testing Date to have not occurred. “Cure Period” means the period commencing on the first day of the applicable fiscal quarter to which the Financial Covenant Default relates through and including the date that is ten (10) days after the day on which financial statements are required to be delivered for such fiscal quarter. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 11.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default. “Defaulting Lender” means, subject to Section 4.14(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the

13 Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 4.14(b)) upon delivery of written notice of such determination to the Borrower, the Issuing Lender, the Swingline Lender and each Lender. “Dispute” means any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Loan Document, between or among parties hereto and to the other Loan Documents. “Disqualified Capital Stock” means any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Revolving Credit Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Revolving Credit Commitments), in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is 91 days after the Revolving Credit Maturity Date; provided, that if such Capital Stock is issued pursuant to a plan for the benefit of the Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States. “Domestic Subsidiary” means any Subsidiary organized under the laws of any political subdivision of the United States.

14 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country. “Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Employee Benefit Plan” means any employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower sponsors, maintains or has any obligation under or to which the Borrower makes, is making or is obligated to make contributions and includes any Pension Plan. “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, fines, settlements, liens, accusations, allegations, notices of noncompliance or violation, proceedings, or investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) relating in any way to (i) the presence of Hazardous Materials, (ii) any actual or alleged violation of or liability under any Environmental Law, or (iii) any permit issued, or any approval given, under any such Environmental Law. Environmental Claims shall include any and all claims by Governmental Authorities or third parties for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment. “Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. “Equity Cure Right” has the meaning assigned thereto in Section 9.4 “Equity Issuance” means (a) any issuance by any Credit Party or any Subsidiary thereof to any Person that is not a Credit Party of (i) shares of its Capital Stock, (ii) any shares of its Capital

15 Stock pursuant to the exercise of options or warrants or (iii) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity and (b) any capital contribution from any Person that is not a Credit Party into any Credit Party or any Subsidiary thereof. “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time. “ERISA Affiliate” means any Person who together with any Credit Party or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA. “Erroneous Payment” has the meaning assigned thereto in Section 12.12(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned thereto in Section 12.12(d). “Erroneous Payment Return Deficiency” has the meaning assigned thereto in Section 12.12(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “Event of Default” means any of the events specified in Section 11.1; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty by such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guaranty or the grant of such security interest, as applicable, of such Subsidiary Guarantor becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or

16 Revolving Credit Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Revolving Credit Commitment (other than pursuant to an assignment request by the Borrower under Section 4.12(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 4.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.11(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” means the Second Amended and Restated Credit Agreement, dated as of December 15, 2017, among the Borrower, the Parent, the lenders party thereto and Wells Fargo Bank, National Administration, as administrative agent, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof. “Existing Credit Facility Lender” has the meaning specified in Section 13.26. “Existing Letters of Credit” means those letters of credit existing on the Closing Date and identified on Schedule 1.1-1. “Extensions of Credit” means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender’s Revolving Credit Commitment Percentage of the L/C Obligations then outstanding and (iii) such Lender’s Revolving Credit Commitment Percentage of the Swingline Loans then outstanding, or (b) the making of any Loan or participation in any Letter of Credit or Swingline Loan by such Lender, as the context requires. “FASB” has the meaning specified in Section 1.3(a). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “FDIC” means the Federal Deposit Insurance Corporation, or any successor thereto. “Federal Funds Rate” means, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) zero. “Fee Letter” means (i) the Engagement and Fee Letter dated September 2, 2022 among the Borrower, the Administrative Agent and Wells Fargo Securities, LLC and (ii) each other fee letter agreement entered into between the Borrower and any Arranger on or prior to the Closing Date. “Financial Covenant Default” has the meaning assigned thereto in Section 9.4.

17 “Financial Covenants” means the financial covenants set forth in Section 9.1, Section 9.2 and Section 9.3. “Fiscal Year” means the fiscal year of the Borrower and its Subsidiaries ending on September 30. “Floor” means a rate of interest equal to 0%. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by the Issuing Lender other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolving Credit Commitment Percentage of outstanding Swingline Loans made by the Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “GAAP” means, subject to Section 1.3, United States generally accepted accounting principles as in effect as of the date of determination thereof. “General Partner” means AmeriGas Propane GP, LLC, a Delaware limited liability company, and its successors. “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

18 “Guaranteed Parties” mean collectively, the Lenders, the Administrative Agent, the Swingline Lender, the Issuing Lender, any counterparty to a Specified Hedge Agreement, any other holder from time to time of any of the Obligations and, in each case, their respective successors and permitted assigns. “Guarantors” means, collectively, the Parent and each Subsidiary Guarantor. “Guaranty Agreement” means the Guaranty Agreement of even date herewith executed by the Parent and each Material Subsidiary party thereto in favor of the Administrative Agent, for the ratable benefit of the Guaranteed Parties, substantially in the form attached as Exhibit H. “Guaranty Obligation” means, with respect to the Parent, the Borrower and their respective Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise), (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered; provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business. “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority under any Environmental Laws, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, or (e) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas. “Hedge Agreement” means any agreement with respect to any Interest Rate Contract, forward rate agreement, commodity swap, forward foreign exchange agreement, currency swap agreement, cross-currency rate swap agreement, currency option agreement or other agreement or arrangement designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

19 “Increased Amount Date” has the meaning assigned thereto in Section 4.13. “Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person; (b) all obligations to pay the deferred purchase price of property or services of any such Person (including all obligations under non-competition, earn-out or similar agreements), except (i) trade payables arising in the ordinary course of business not more than ninety (90) days past due, or (ii) that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person; (c) the Attributable Indebtedness of such Person with respect to such Person’s obligations in respect of Capital Leases and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP); (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business); (e) all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including any Reimbursement Obligation, and banker’s acceptances issued for the account of any such Person; (g) all obligations of any such Person in respect of Disqualified Capital Stock; (h) all Net Hedging Obligations of any such Person; (i) the outstanding attributed principal amount under any asset securitization program of any such Person; and (j) all Guaranty Obligations of any such Person with respect to any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.

20 “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Insurance and Condemnation Event” means the receipt by any Credit Party or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective Property. “Interest Period” has the meaning assigned thereto in Section 4.1(b). “Interest Rate Contract” means any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate collar agreement, interest rate option or any other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement. “Investments” has the meaning assigned thereto in Section 10.3. “IRS” means the United States Internal Revenue Service. “ISP98” means the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590. “Issuing Lender” means Wells Fargo, in its capacity as issuer of the Letters of Credit, or any successor thereto and each other Issuing Lender designated pursuant to Section 3.8, in its capacity as issuer of the Letters of Credit, or any successor thereto. “Joinder Agreement” means an agreement substantially in the form attached as Exhibit I. “L/C Commitment” means the lesser of (a) ONE HUNDRED MILLION DOLLARS ($100,000,000) and (b) the Revolving Credit Commitment. “L/C Facility” means the letter of credit facility established pursuant to Article III. “L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5. “L/C Participants” means the collective reference to all the Revolving Credit Lenders other than the Issuing Lender. “Lender” has the meaning assigned thereto in the introductory paragraph hereof. “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Extensions of Credit.

21 “Letter of Credit Application” means an application, in the form specified by the Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit. “Letters of Credit” means the collective reference to letters of credit issued pursuant to Section 3.1 and the Existing Letters of Credit. “Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset. “Loan Documents” means, collectively, this Agreement, each Note, the Letter of Credit Applications, the Guaranty Agreement and each other document, instrument, certificate and agreement executed and delivered by the Credit Parties or any of their respective Subsidiaries in favor of or provided to the Administrative Agent in connection with this Agreement or otherwise referred to herein or contemplated hereby (excluding any Specified Hedge Agreement). “Loans” means the collective reference to the Revolving Credit Loans and the Swingline Loans, and “Loan” means any of such Loans. “Material Adverse Effect” means, (a) with respect to the Borrower and its Subsidiaries, taken as a whole, a material adverse effect on the properties, business, operations or condition (financial or otherwise) of such Persons or (b) a material adverse effect on the ability of the Borrower or any of its Subsidiaries to perform its obligations under the Loan Documents to which it is a party. “Material Contract” means any contract or other agreement, written or oral, of any Credit Party the failure to comply with which could reasonably be expected to have a Material Adverse Effect. “Material Subsidiary” means any direct or indirect Domestic Subsidiary which: (i)(A) the Borrower’s and its other Subsidiaries’ Investments in and advances to such Domestic Subsidiary exceeds 10% of the Total Assets, as of the end of the most recently completed Fiscal Year (for a proposed combination between entities under common control, this condition is also met when the number of common shares exchanged or to be exchanged by the Borrower exceeds 10% of its total common shares outstanding at the date the combination is initiated); (B) the Borrower’s and its other Subsidiaries’ proportionate share of the Total Assets (after intercompany eliminations) of such Domestic Subsidiary exceeds 10% of the Total Assets, as of the end of the most recently completed Fiscal Year; or (C) the Borrower’s and its other Subsidiaries’ equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of such Domestic Subsidiary (exclusive of amounts attributable to any noncontrolling interests) exceeds 10% of such income of the Borrower and its Subsidiaries, determined on a Consolidated basis, for the most recently completed Fiscal Year; or

22 (ii) is designated by the Borrower as a “Material Subsidiary” such that: (A) the Borrower’s and its other Subsidiaries’ Investments in and advances to the Material Subsidiaries in the aggregate exceeds 90% of the Total Assets, as of the end of the most recently completed Fiscal Year (for a proposed combination between entities under common control, this condition is also met when the number of common shares exchanged or to be exchanged by the Borrower exceeds 90% of its total common shares outstanding at the date the combination is initiated); (B) the Borrower’s and its other Subsidiaries’ proportionate share of the Total Assets (after intercompany eliminations) of the Material Subsidiaries in the aggregate exceeds 90% of the Total Assets, as of the end of the most recently completed Fiscal Year; or (C) the Borrower’s and its other Subsidiaries’ equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the Material Subsidiaries exclusive of amounts attributable to any noncontrolling interests in the aggregate exceeds 90% of such income of the Borrower and its Subsidiaries, determined on a Consolidated basis, for the most recently completed Fiscal Year; provided that in no event shall any Domestic Subsidiary of a Person organized under the laws of a Governmental Authority other than a political subdivision of the United States be a Material Subsidiary. “Midstream Business” means the business of storage, processing, marketing and/or transmission of gas, oil or products thereof, including owning and operating pipelines, storage facilities, processing plants and facilities and gathering systems and other assets related thereto. “Minimum Collateral Amount” means, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 100% of the Fronting Exposure of the Issuing Lender with respect to Letters of Credit issued and outstanding at such time plus reasonable fees and expenses related to such Letters of Credit and (ii) otherwise, an amount determined by the Administrative Agent and the Issuing Lender in their sole discretion. “MLP” means AmeriGas Partners, L.P., a Delaware limited partnership. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Credit Party or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding six (6) years. “Net Hedging Obligations” means, as of any date, the Termination Value of any Hedge Agreement on such date. “New Lender” has the meaning assigned thereto in Section 4.13. “New Loan Revolving Credit Commitments” has the meaning assigned thereto in Section 4.13.

23 “New Loans” has the meaning assigned thereto in Section 4.13. “Non-Consenting Lender” means any Lender that has not consented to any proposed amendment, modification, waiver or termination of any Loan Document which, pursuant to Section 13.2, requires the consent of all Lenders or all affected Lenders and with respect to which the Required Lenders shall have granted their consent. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Guarantor Subsidiary” means any Subsidiary of the Borrower that is not a Subsidiary Guarantor. “Non-Material Subsidiary” means any Domestic Subsidiary that is not a Material Subsidiary. “Notes” means the collective reference to the Revolving Credit Notes and the Swingline Note. “Notice of Account Designation” has the meaning assigned thereto in Section 2.3(b). “Notice of Borrowing” has the meaning assigned thereto in Section 2.3(a). “Notice of Conversion/Continuation” has the meaning assigned thereto in Section 4.2. “Notice of Prepayment” has the meaning assigned thereto in Section 2.4(c). “Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations, (c) all Specified Hedge Obligations and (d) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Credit Parties and each of their respective Subsidiaries to the Administrative Agent or any other Guaranteed Party, in each case under any Loan Document or otherwise, with respect to any Loan or Letter of Credit of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note; provided that (i) the Specified Hedge Obligations shall be guaranteed pursuant to the Guaranty Agreement only to the extent that, and for so long as, the other Obligations are so guaranteed, (ii) any release of Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of the Specified Hedge Obligations and (iii) with respect to any Credit Party, the Obligations shall not include any Excluded Swap Obligations. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Officer’s Certificate” means a certificate executed by the Chairman of the Board of Directors (if an officer), the president or one of the vice presidents, and the treasurer, or controller, or one of the assistant treasurers or assistant controllers of the Parent.

24 “Officer’s Compliance Certificate” means a certificate of the chief financial officer or the treasurer of the Parent substantially in the form attached as Exhibit F. “Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.12(b)). “Parent” has the meaning assigned thereto in the introductory paragraph hereto. “Parent Notes” means, collectively, (a) the 5.625% Senior Notes of the MLP and AmeriGas Finance Corp., due May 20, 2024, issued under that certain Indenture dated as of June 27, 2016, among the MLP and AmeriGas Finance Corp., as Issuers, and U.S. Bank, National Association, as Trustee (as supplemented by the First Supplemental Indenture dated June 27, 2016, the Second Supplemental Indenture dated December 28, 2016 and the Third Supplemental Indenture dated February 13, 2017, and as further amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), (b) the 5.500% Senior Notes of the MLP and AmeriGas Finance Corp., due May 20, 2025, issued under the Indenture, (c) the 5.875% Senior Notes of the MLP and AmeriGas Finance Corp., due August 20, 2026, issued under the Indenture and (d) any indebtedness issued in exchange for, or the net proceeds of which are used to refund, refinance, replace, defease or discharge, all or any portion of any Parent Notes, in each case, as amended, restated, supplemented or otherwise modified from time to time. “Participant” has the meaning assigned thereto in Section 13.10(d). “Participant Register” has the meaning assigned thereto in Section 13.10(d). “Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Borrower, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance herewith. “Payment Recipient” has the meaning assigned thereto in Section 12.12(a). “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency.

25 “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained for the employees of any Credit Party or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of any Credit Party or any current or former ERISA Affiliates. “Permitted Acquisition” means any acquisition by the Borrower or any Subsidiary Guarantor in the form of acquisitions of more than fifty-one percent (51%) of the business or a line of business (whether by the acquisition of Capital Stock, assets or any combination thereof) of any other Person if each such acquisition meets all of the following requirements: (a) the Person or assets to be acquired shall be in a line of business of the Borrower and the Subsidiary Guarantors permitted pursuant to Section 10.10; (b) if required by Section 8.11, the Borrower shall have delivered to the Administrative Agent such documents reasonably requested by the Administrative Agent or the Required Lenders (through the Administrative Agent) pursuant to Section 8.11 (to be delivered at the time required pursuant to Section 8.11); (c) with respect to any Permitted Acquisition in excess of $50,000,000, no later than five (5) Business Days following the closing date of such acquisition, the Borrower shall deliver to the Administrative Agent an Officer’s Compliance Certificate for the most recent fiscal quarter end preceding such acquisition for which financial statements are available demonstrating, in form and substance reasonably satisfactory thereto, compliance on a Pro Forma Basis (as of the date of the acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) with each covenant contained in Article IX; (d) with respect to any Permitted Acquisition in excess of $50,000,000, if requested by the Administrative Agent, the Borrower shall have delivered to the Administrative Agent promptly upon the finalization thereof copies of substantially final Permitted Acquisition Documents; and (e) no Event of Default shall have occurred and be continuing both before and after giving effect to such acquisition and any Indebtedness incurred in connection therewith. “Permitted Acquisition Documents” means with respect to any acquisition proposed by the Borrower or any Subsidiary Guarantor, final copies or substantially final drafts if not executed at the required time of delivery of the purchase agreement, sale agreement, merger agreement or other agreement evidencing such acquisition and any amendment, modification or supplement to any of the foregoing. “Permitted Liens” means the Liens permitted pursuant to Section 10.2. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity. “Platform” has the meaning assigned thereto in Section 7.5.

26 “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by Wells Fargo as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by Wells Fargo as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Pro Forma Basis” means, for purposes of calculating certain definitions and compliance with any test or financial covenant under this Agreement for any period, that such Specified Transaction (and all other Specified Transactions that have been consummated during the applicable period) and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the Property or Person subject to such Specified Transaction, (i) in the case of a disposition of all or substantially all of the Capital Stock of a Subsidiary or any division, business unit, product line or line of business, shall be excluded and (ii) in the case of a Permitted Acquisition, shall be included, (b) any retirement of Indebtedness and (c) any Indebtedness incurred or assumed by MLP or the Borrower, as applicable, or any of its Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided, that the foregoing pro forma adjustments may be applied to any such definition, test or financial covenant solely to the extent that such adjustments (y) are reasonably expected to be realized within twelve (12) months of such Specified Transaction as set forth in reasonable detail on a certificate of a Responsible Officer of the Parent delivered to the Administrative Agent and (z) are calculated on a basis consistent with GAAP. “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including Capital Stock. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lenders” has the meaning assigned thereto in Section 7.5. “Qualified Capital Stock” means any Capital Stock that is not Disqualified Capital Stock. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 or that otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder at the time such Swap Obligation is incurred (including as a result of the agreement in Section 13.21 or any other guaranty or other support agreement in respect of the obligations of such Credit Party by another Person that constitutes an “eligible contract participant”). “Qualifying Borrower Cash” means, as of any date, the amount of unrestricted cash and Cash Equivalents held by the Borrower and its Subsidiaries as of such date minus any Specified Equity Contribution Amount included in Consolidated EBITDA for purposes of calculating the Consolidated Borrower Total Leverage Ratio as of such date.

27 “Qualifying Cash” means Qualifying Borrower Cash and Qualifying MLP Cash, as context requires. “Qualifying MLP Cash” means, as of any date, the amount of unrestricted cash and Cash Equivalents held by the MLP and its Subsidiaries as of such date minus any Specified Equity Contribution Amount included in Consolidated EBITDA for purposes of calculating the Consolidated MLP Total Leverage Ratio as of such date. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Lender, as applicable. “Register” has the meaning assigned thereto in Section 13.10(c). “Reimbursement Obligation” means the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees and trustees of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto. “Required Lenders” means, at any date, any combination of Lenders holding more than 50% of the aggregate amount of the Revolving Credit Commitment or, if the Revolving Credit Commitment has been terminated, any combination of Lenders holding more than 50% of the aggregate Extensions of Credit; provided that the Revolving Credit Commitment of, and the portion of the Extensions of Credit, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, chief operating officer, controller, treasurer or assistant treasurer of such Person or any other officer or authorized agent of such Person reasonably acceptable to the Administrative Agent. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person. “Restricted Payments” has the meaning assigned thereto in Section 10.6. “Restricted Subsidiary” means a Subsidiary of the Borrower, which, as of the date of determination, is not an Unrestricted Subsidiary of the Borrower. “Revolving Credit Commitment” means (a) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to the account of the

28 Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on Schedule 1.1-2, as such Schedule may be amended pursuant to Section 4.13 or in the case of a Person becoming a Revolving Credit Lender after the Closing Date through an assignment of an existing Revolving Credit Commitment, the amount of the assigned “Revolving Credit Commitment” as provided in the Assignment and Acceptance executed by such Person as an assignee, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 4.13) and (b) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including Section 4.13). The Revolving Credit Commitment of all the Revolving Credit Lenders on the Closing Date shall be $600,000,000. “Revolving Credit Commitment Percentage” means, as to any Revolving Credit Lender at any time, the ratio of (a) the amount of the Revolving Credit Commitment of such Revolving Credit Lender to (b) the Revolving Credit Commitment of all the Revolving Credit Lenders. “Revolving Credit Facility” means the revolving credit facility established pursuant to Article II (including any increase in such revolving credit facility in connection with any incremental revolving credit facilities established pursuant to Section 4.13). “Revolving Credit Lenders” means Lenders with a Revolving Credit Commitment (including New Lenders with a New Loan Revolving Credit Commitment). “Revolving Credit Loan” means any revolving loan made to the Borrower pursuant to Section 2.1 (including any New Loan made to the Borrower pursuant to Section 4.13), and all such revolving loans collectively as the context requires. “Revolving Credit Maturity Date” means the earliest to occur of (a) September 28, 2026 (the “Stated Maturity Date”), (b) the date that is 91 days prior to the applicable scheduled maturity date for any Parent Notes, if the outstanding principal amount of such applicable Parent Notes on such date is equal to or exceeds $150,000,000 in the aggregate, (c) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5, or (d) the date of termination of the Revolving Credit Commitment pursuant to Section 11.2(a). “Revolving Credit Note” means a promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing the Revolving Credit Loans made by such Revolving Credit Lender, substantially in the form attached as Exhibit A-1, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Revolving Credit Outstandings” means the sum of (a) with respect to Revolving Credit Loans and Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans and Swingline Loans, as the case may be, occurring on such date; plus (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof on such date after giving effect to any Extensions of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding

29 unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date. “Sanctioned Country” means at any time, a country, territory or region that is the subject or target of any Sanctions. “Sanctioned Person” means at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person. “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority with jurisdiction over any Lender, the Borrower or any of its Subsidiaries or Affiliates. “S&P” means Standard & Poor’s Rating Service, a division of S&P Global Inc. and any successor thereto. “Significant Subsidiary Group” means any Subsidiary of the Borrower which is, or any group of Subsidiaries of the Borrower all of which are, at any time of determination, subject to one or more of the proceedings or conditions described in Section 11.1(h) or 11.1(i) and which Subsidiary or group of Subsidiaries accounted for (or in the case of a recently formed or acquired Subsidiary would have so accounted for on a Pro Forma Basis) more than 5% of consolidated operating revenues of the Borrower for the Fiscal Year most recently ended or more than 5% of consolidated Total Assets as of the end of the most recently ended fiscal quarter, in each case computed in accordance with GAAP. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Term SOFR as provided in Section 4.1(a) other than any Loan bearing interest determined based on clause (c) of the definition of “Base Rate” or the Term SOFR Market Index Rate. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s

30 property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SPE” means any special purpose Unrestricted Subsidiary established in connection with any Accounts Receivable Securitization. “Specified Equity Contribution” means, an amount equal to, without duplication, the amount of any capital contributions made in cash to, or any cash proceeds of an issuance of Capital Stock of the Borrower (other than Disqualified Capital Stock) received by, the Borrower during the applicable Cure Period that are made (or timely designated by the Borrower pursuant to Section 9.4) for the purpose of exercising the equity cure rights set forth in Section 9.4. “Specified Equity Contribution Amount” means, with respect to any Specified Equity Contribution, an amount equal to (a) the net cash proceeds of such Specified Equity Contribution received by the Borrower minus (b) the amount of any Restricted Payments made in cash following the date of such Specified Equity Contribution and before the delivery of the Cure Notice. “Specified Hedge Agreement” means any Hedge Agreement (a) entered into by (i) the Borrower or any of its Subsidiaries and (ii) any Lender or any Affiliate thereof at the time such Hedge Agreement was entered into, as counterparty and (b) that has been designated by such Lender or such Affiliate and the Borrower, by notice to the Administrative Agent not later than thirty (30) days after the execution and delivery by the Borrower or such Subsidiary, as a Specified Hedge Agreement. No Lender or Affiliate thereof that is a party to a Specified Hedge Agreement shall have any rights in connection with the management or release of the Obligations of any Credit Party under any Loan Document. For the avoidance of doubt, notwithstanding the foregoing, (i) all Hedge Agreements provided by the Administrative Agent or any of its Affiliates and (ii) all Hedge Agreements in existence on the Closing Date between the Borrower or any of its Subsidiaries and any Lender or any Affiliate thereof, shall constitute Specified Hedge Agreements. “Specified Hedge Obligations” means all existing or future payment and other obligations owing by the Borrower or any of its Subsidiaries under any Specified Hedge Agreement. “Specified Transactions” means (a) any disposition of all or substantially all of the assets or Capital Stock of any Subsidiary of the Borrower or any division, business unit, product line or line of business, (b) any Permitted Acquisition, (c) any incurrence of Indebtedness and (d) the classification of any asset, business unit, division or line of business as a discontinued operation, in each case, to the extent GAAP requires a Person to treat the impact of such transaction on a pro forma basis. “Stated Maturity Date” has the meaning assigned thereto in the definition of “Revolving Credit Maturity Date”. “Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors or other managers of such corporation,

31 partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, (a) references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Borrower, and (b) references to the Subsidiaries of MLP shall include the Borrower. “Subsidiary Disposition” means: (a) the Borrower directly or indirectly selling, assigning, pledging or otherwise disposing of any Indebtedness of or any shares of Capital Stock of any Subsidiary Guarantor, except to a Wholly-Owned Subsidiary Guarantor; (b) any Subsidiary Guarantor directly or indirectly selling, assigning, pledging or otherwise disposing of any Indebtedness of the Borrower or any other Subsidiary Guarantor, or any shares of Capital Stock of any other Subsidiary Guarantor, except to the Borrower or a Wholly- Owned Subsidiary Guarantor; (c) any Subsidiary Guarantor having outstanding any shares of Capital Stock which are preferred over any other shares of Capital Stock in such Subsidiary Guarantor owned by the Borrower or a Wholly-Owned Subsidiary Guarantor unless such shares of preferred Capital Stock are also owned by the Borrower or a Wholly-Owned Subsidiary Guarantor; or (d) any Subsidiary Guarantor directly or indirectly issuing or selling (including in connection with a merger or consolidation of such Subsidiary Guarantor otherwise permitted by Section 10.4(a)) any shares of its Capital Stock except to the Borrower or a Wholly-Owned Subsidiary Guarantor; provided, that a Subsidiary Disposition shall not include (i) the sale, assignment or other disposition of Indebtedness of the Borrower by a Subsidiary Guarantor if, assuming such Indebtedness were incurred immediately after such sale, assignment or disposition, such Indebtedness would be permitted under Section 10.1 (other than Section 10.1(h)) (in which case such Indebtedness need not be subject to the subordination provisions required by Section 10.1(h)), and (ii) subject to compliance with Section 10.5, all Indebtedness and Capital Stock of any Subsidiary Guarantor owned by the Borrower or any other Subsidiary Guarantor may be simultaneously sold as an entirety for an aggregate consideration at least equal to the fair value thereof (as determined in good faith by the General Partner) at the time of such sale if such Subsidiary Guarantor does not at the time own any Indebtedness of the Borrower or any other Subsidiary Guarantor (other than Indebtedness which, if incurred immediately after such transaction, would be permitted under 10.1, other than Section 10.1(h)) (in which case such Indebtedness need not be subject to the subordination provisions required by Section 10.1(h)). “Subsidiary Guarantors” means, collectively, all Material Subsidiaries in existence on the Closing Date or which become a party to the Guaranty Agreement pursuant to Section 8.11.

32 “Swap Obligation” means, with respect to any Subsidiary Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swingline Commitment” means the lesser of (a) SIXTY MILLION DOLLARS ($60,000,000) and (b) the unutilized Revolving Credit Commitment of the Swingline Lender. “Swingline Facility” means the swingline facility established pursuant to Section 2.2. “Swingline Lender” means Wells Fargo in its capacity as swingline lender hereunder or any successor thereto. “Swingline Loan” means any swingline loan made by the Swingline Lender to the Borrower pursuant to Section 2.2, and all such swingline loans collectively as the context requires. “Swingline Note” means a promissory note made by the Borrower in favor of the Swingline Lender evidencing the Swingline Loans made by the Swingline Lender, substantially in the form attached as Exhibit A-2, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part. “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

33 (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day. “Term SOFR Adjustment” means a percentage equal to 0.10% per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Market Index Rate” means a daily floating rate per annum equal to Adjusted Term SOFR for a one-month tenor on each day during the relevant period. Notwithstanding anything to the contrary, if the Term SOFR Market Index Rate shall be less than zero, then such rate shall be deemed zero for purposes of this Agreement. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Event” means except for any such event or condition that could not reasonably be expected to have a Material Adverse Effect: (a) a “Reportable Event” described in Section 4043 of ERISA for which the notice requirement has not been waived by the PBGC, or (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (g) the partial or complete withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (h) any event or condition which results in the insolvency of a Multiemployer Plan under Section 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

34 “Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to- market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender). “Threshold Amount” means $75,000,000. “Total Assets” means as of any date of determination, the total assets of the Borrower and its Subsidiaries determined on a Consolidated basis as of that date. “UGI” means UGI Corporation, a Pennsylvania corporation. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unfunded Pension Liability” means the excess of an Employee Benefit Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that plan’s assets, determined in accordance with the assumptions used for funding the Employee Benefit Plan pursuant to Section 412 of the Code for the applicable plan year. “United States” means the United States of America. “Unrestricted Subsidiary” means any Subsidiary of the Borrower or a Restricted Subsidiary that is designated as such by the General Partner; provided that no portion of the Indebtedness or any other obligation (contingent or otherwise) of such Subsidiary (other than any Indebtedness or other obligation incurred in respect of an Accounts Receivable Securitization): (a) is guaranteed by the Borrower or any Restricted Subsidiary; (b) is recourse to or obligates the Borrower or any Restricted Subsidiary in any way; or (c) subjects any property or assets of the Borrower or any Restricted Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof. “U.S. Borrower” means any Borrower that is a U.S. Person. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice

35 requirements in Section 2.3(a), Section 2.4(c) and Section 4.2, in each case, such day is also a Business Day. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned thereto in Section 4.11(g). “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association, and its successors. “Wholly-Owned” means, with respect to a Subsidiary, that all of the shares of Capital Stock of such Subsidiary are, directly or indirectly, owned or controlled by the Borrower and/or one or more of its Wholly-Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Borrower and/or one or more of its Wholly-Owned Subsidiaries). “Withholding Agent” means any Credit Party and the Administrative Agent. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form, (j) in the computation

36 of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including” and (k) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. Section 1.3 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 7.1(b), except as otherwise specifically prescribed herein; provided that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article IX to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article IX for such purpose), then the Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower, the Administrative Agent and the Required Lenders (and the Borrower, the Administrative Agent and the Required Lenders shall negotiate in good faith to amend such provision to preserve the original intent thereof in light of such change in GAAP) and the Borrower shall provide to the Administrative Agent and the Lenders, when it delivers its financial statements pursuant to Sections 7.1(a) and 7.1(b) such reconciliation statements as shall be reasonably requested by the Administrative Agent. Notwithstanding the foregoing, all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to (i) any change to GAAP as a result of the adoption of any proposals set forth in Accounting Standards Update (ASU), Leases (Topic 842), issued by the Financial Accounting Standards Board (the “FASB”) on February 25, 2016, or any other proposals issued by the FASB in connection therewith, that would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) was not required to be so treated under GAAP prior to the effectiveness of such accounting standards update) and (ii) any election under the FASB Accounting Statements Codification No. 825 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof. (b) Notwithstanding anything to the contrary in this Agreement, for purposes of determining compliance with any test or financial covenant contained in this Agreement (including for purposes of determining the Applicable Margin) with respect to any period during which any Specified Transaction occurs, such test or financial covenant shall be calculated with respect to such period and such Specified Transaction (and all other Specified Transactions that have been consummated during such period) on a Pro Forma Basis. Section 1.4 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or

37 percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). Section 1.5 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) references to formation documents, governing documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Applicable Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. Section 1.6 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). Section 1.7 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Application therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit Application and as such amount may be reduced by (a) any permanent reduction of such Letter of Credit or (b) any amount which is drawn, reimbursed and no longer available under such Letter of Credit). Section 1.8 Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 4.8(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

38 Section 1.9 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. ARTICLE II REVOLVING CREDIT FACILITY Section 2.1 Revolving Credit Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth herein, each Revolving Credit Lender severally agrees to make Revolving Credit Loans in Dollars to the Borrower from time to time from the Closing Date to the Revolving Credit Maturity Date as requested by the Borrower in accordance with the terms of Section 2.3; provided, that (a) the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment and (b) the principal amount of outstanding Revolving Credit Loans from any Revolving Credit Lender plus such Revolving Credit Lender’s Revolving Credit Commitment Percentage of outstanding L/C Obligations and outstanding Swingline Loans shall not at any time exceed such Revolving Credit Lender’s Revolving Credit Commitment. Each Revolving Credit Loan by a Revolving Credit Lender shall be in a principal amount equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Maturity Date. Section 2.2 Swingline Loans. (a) Availability. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans in Dollars to the Borrower from time to time from the Closing Date through, but not including, the Revolving Credit Maturity Date; provided, that (a) after giving effect to any amount requested, the Revolving Credit Outstandings shall not exceed the Revolving Credit Commitment and (b) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested), shall not exceed the lesser of (i) the Revolving Credit Commitment less the sum of all outstanding Revolving Credit Loans and the L/C Obligations and (ii) the Swingline Commitment. Immediately upon the making of a Swingline Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Revolving Credit Lender’s Revolving Credit Commitment Percentage times the amount of such Swingline Loan. (b) Refinancing of Swingline Loans. (i) The Swingline Lender at any time in its sole discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an

39 amount equal to such Lender’s Revolving Credit Commitment Percentage of Swingline Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Notice of Borrowing for purposes hereof) and in accordance with the requirements of Section 2.3, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Commitment and the conditions set forth in Section 5.2. The Swingline Lender shall furnish the Borrower with a copy of the applicable Notice of Borrowing promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Revolving Credit Commitment Percentage of the amount specified in such Notice of Borrowing available to the Administrative Agent in immediately available funds for the account of the Swingline Lender at the Administrative Agent’s Office not later than 2:00 p.m. on the day specified in the Notice of Borrowing, whereupon, subject to Section 2.2(b)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender. No Revolving Credit Lender’s obligation to fund its respective Revolving Credit Commitment Percentage of a Base Rate Loan shall be affected by any other Revolving Credit Lender’s failure to fund its Revolving Credit Commitment Percentage of such Base Rate Loan, nor shall any Revolving Credit Lender’s Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Revolving Credit Lender to fund its Revolving Credit Commitment Percentage of a Base Rate Loan. (ii) If for any reason any Swingline Loan cannot be refinanced by such a Base Rate Loan in accordance with Section 2.2(b)(i), the request for Base Rate Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swingline Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.2(b)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.2 by the time specified in Section 2.2(b)(i), the Swingline Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swingline Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Base Rate Loan included in the relevant Base Rate Loan or funded participation in the relevant Swingline Loan, as the case may be. A certificate of the Swingline Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

40 (iv) Each Revolving Credit Lender acknowledges and agrees that its obligation to make Base Rate Loans or to purchase and fund risk participations in Swingline Loans in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstance whatsoever including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Base Rate Loans pursuant to this Section 2.2 is subject to the conditions set forth in Section 5.2. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swingline Loans, together with interest as provided herein. (c) Repayment of Participations. (i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Swingline Lender. (ii) If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 13.7 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Revolving Credit Lender shall pay to the Swingline Lender its Revolving Credit Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender. The obligations of the Revolving Credit Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. Section 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans. (a) Requests for Borrowing. The Borrower shall give the Administrative Agent irrevocable prior written notice substantially in the form of Exhibit B (a “Notice of Borrowing”) not later than 1:00 p.m. (i) on the same Business Day as each Base Rate Loan and each Swingline Loan and (ii) at least three (3) U.S. Government Securities Business Days (or, with respect to a single borrowing on the Closing Date, one (1) U.S. Government Securities Business Day) before each SOFR Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be, (x) with respect to Base Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof (or if less, the entirety of the unutilized Revolving Credit Commitment), (y) with respect to SOFR Loans in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (z) with respect to Swingline Loans in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or if less, the entirety of the unutilized Swingline Commitment), (C) whether such Loan is to be a Revolving Credit Loan

41 or Swingline Loan, (D) in the case of a Revolving Credit Loan whether the Loans are to be SOFR Loans or Base Rate Loans, and (E) in the case of a SOFR Loan, the duration of the Interest Period applicable thereto. A Notice of Borrowing received after 1:00 p.m. shall be deemed received on the next Business Day or U.S. Government Securities Business Day, as applicable. The Administrative Agent shall promptly notify the Revolving Credit Lenders of each Notice of Borrowing. (b) Disbursement of Revolving Credit and Swingline Loans. Not later than 2:00 p.m. on the proposed borrowing date, (i) each Revolving Credit Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, the Swingline Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section no later than 4:00 p.m. on the proposed borrowing date in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 4.7, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section to the extent that any Revolving Credit Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Revolving Credit Lenders as provided in Section 2.2(b). Section 2.4 Repayment and Prepayment of Revolving Credit and Swingline Loans. (a) Repayment on Termination Date. The Borrower hereby agrees to repay the outstanding principal amount of (i) all Revolving Credit Loans in full on the Revolving Credit Maturity Date, and (ii) all Swingline Loans on the earlier to occur of (A) seven (7) days after such Swingline Loan is made and (B) the Revolving Credit Maturity Date, together, in each case of Revolving Credit Loans and Swingline Loans, with all accrued but unpaid interest thereon. (b) Mandatory Prepayments. If at any time the Revolving Credit Outstandings exceed the Revolving Credit Commitment, the Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Revolving Credit Lenders, Extensions of Credit in an amount equal to such excess with each such repayment applied first, to the principal amount of outstanding Swingline Loans, second, to the principal amount of outstanding Revolving Credit Loans and third, with respect to any Letters of Credit then outstanding, a payment of Cash Collateral into a cash collateral account opened by the Administrative Agent, for the benefit of the Revolving Credit Lenders, in an amount equal to the aggregate L/C Obligations then outstanding (such cash collateral to be applied in accordance with Section 11.2(b)).

42 (c) Optional Prepayments. The Borrower may at any time and from time to time prepay Revolving Credit Loans and Swingline Loans, in whole or in part, with irrevocable prior written notice to the Administrative Agent substantially in the form attached as Exhibit D (a “Notice of Prepayment”) given not later than 1:00 p.m. (i) on the same Business Day as each Base Rate Loan and each Swingline Loan and (ii) at least two (2) U.S. Government Securities Business Days before each SOFR Loan, specifying the date and amount of prepayment and whether the prepayment is of SOFR Loans, Base Rate Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each; provided that a Notice of Prepayment may state that such notice is conditioned upon the effectiveness of debt or equity issuances, in which case, such notice may be revoked by the Borrower by notice to the Administrative Agent prior to the date of such proposed prepayment if such issuance is not consummated. Upon receipt of such notice, the Administrative Agent shall promptly notify each Revolving Credit Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to Base Rate Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to SOFR Loans and $100,000 or a whole multiple of $100,000 in excess thereof with respect to Swingline Loans. A Notice of Prepayment received after 1:00 p.m. shall be deemed received on the next Business Day or U.S. Government Securities Business Day, as applicable. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9. (d) Hedge Agreements. No repayment or prepayment pursuant to this Section shall affect any of the Borrower’s obligations under any Hedge Agreement. Section 2.5 Permanent Reduction of the Revolving Credit Commitment. (a) Voluntary Reduction. The Borrower shall have the right at any time and from time to time, upon at least three (3) Business Days prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $3,000,000 or any whole multiple of $1,000,000 in excess thereof. Any reduction of the Revolving Credit Commitment shall be applied to the Revolving Credit Commitment of each Revolving Credit Lender according to its Revolving Credit Commitment Percentage. All Commitment Fees accrued until the effective date of any termination of the Revolving Credit Commitment shall be paid on the effective date of such termination. (b) Corresponding Payment. Each permanent reduction permitted pursuant to this Section shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding Revolving Credit Loans, Swingline Loans and L/C Obligations, as applicable, after such reduction to the Revolving Credit Commitment as so reduced and if the Revolving Credit Commitment as so reduced is less than the aggregate amount of all outstanding Letters of Credit, the Borrower shall be required to Cash Collateralize the aggregate L/C Obligations then outstanding. Such Cash Collateral shall be applied in accordance with Section 11.2(b). Any reduction of the Revolving Credit Commitment to zero shall be accompanied by payment of all outstanding Revolving Credit Loans and Swingline Loans (and furnishing of Cash Collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitment and the Swingline Commitment and the Revolving Credit

43 Facility. If the reduction of the Revolving Credit Commitment requires the repayment of any SOFR Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9. Section 2.6 Termination of Revolving Credit Facility. The Revolving Credit Facility and the Revolving Credit Commitments shall terminate on the Revolving Credit Maturity Date. ARTICLE III LETTER OF CREDIT FACILITY Section 3.1 L/C Commitment. (a) Availability. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4, agrees to issue standby letters of credit (the “Letters of Credit”) for the account of the Borrower on any Business Day from the Closing Date to but not including the fifth (5th) Business Day prior to the Revolving Credit Maturity Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment or (b) the Revolving Credit Outstandings would exceed the Revolving Credit Commitment. Each Letter of Credit shall (i) be denominated in Dollars in a minimum amount of $500,000 (or such lesser amount as agreed to by the Issuing Lender), (ii) be a standby letter of credit issued to support obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (iii) expire on a date no more than twelve (12) months after the date of issuance or last renewal of such Letter of Credit (subject to automatic renewal for additional one (1) year periods pursuant to the terms of the Letter of Credit Application or other documentation acceptable to the Issuing Lender), which date shall be no later than the fifth (5th) Business Day prior to the Revolving Credit Maturity Date and (iv) be subject to the ISP98 and, to the extent not inconsistent therewith, the laws of the State of New York. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. As of the Closing Date, each of the Existing Letters of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder. (b) Defaulting Lenders. At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or the Issuing Lender (with a copy to the Administrative Agent) the Borrower shall Cash Collateralize the Issuing Lenders’ Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 4.14(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (i) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for

44 the benefit of the Issuing Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations, to be applied pursuant to clause (ii) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Lender as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (ii) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 3.1(b) or 4.14 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (iii) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Issuing Lender’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 3.1(b) following (x) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (y) the determination by the Administrative Agent and the Issuing Lender that there exists excess Cash Collateral; provided that, subject to Section 4.14 the Person providing Cash Collateral and the Issuing Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. Section 3.2 Procedure for Issuance of Letters of Credit. The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent’s Office a Letter of Credit Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Letter of Credit Application, the Issuing Lender shall process such Letter of Credit Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article V, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Letter of Credit Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall promptly furnish to the Borrower a copy of such Letter of Credit and promptly notify each Revolving Credit Lender of the issuance and upon request by any Revolving Credit Lender, furnish to such Lender a copy of such Revolving Credit Letter of Credit and the amount of such Revolving Credit Lender’s participation therein.

45 Section 3.3 Commissions and Other Charges. (a) Letter of Credit Commissions. The Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in the amount equal to the face amount of such Letter of Credit multiplied by the Applicable Margin with respect to Revolving Credit Loans that are SOFR Loans (determined on a per annum basis). Such commission shall be due and payable quarterly in arrears on the third Business Day following the end of each calendar quarter, on the Revolving Credit Maturity Date and thereafter on demand of the Administrative Agent. The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received pursuant to this Section in accordance with their respective Revolving Credit Commitment Percentages. (b) Fronting Fee. In addition to the foregoing commission, the Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender, a fronting fee with respect to each Letter of Credit as set forth in the Fee Letter. Such fronting fee shall be due and payable quarterly in arrears on the third Business Day following the end of each calendar quarter, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving Credit Maturity Date and thereafter on demand of the Administrative Agent. (c) Other Costs. In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such standard and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit. Section 3.4 L/C Participations. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Credit Commitment Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Participant’s Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed. (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to the Issuing Lender the amount specified on the applicable due date. If any such amount

46 is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, multiplied by (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, multiplied by (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section, if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. on any Business Day, such payment shall be due on the following Business Day. (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it. (d) Each L/C Participant’s obligation to make the Revolving Credit Loans referred to in Section 3.5 and to purchase participating interests pursuant to Section 3.4(a) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Credit Lender or the Borrower may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article V, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of the Agreement or any other Loan Document by the Borrower, any other Credit Party or any other Revolving Credit Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Section 3.5 Reimbursement Obligation of the Borrower. In the event of any drawing under any Letter of Credit, the Borrower agrees to reimburse (either with the proceeds of a Revolving Credit Loan as provided for in this Section or with immediately available funds from other sources), the Issuing Lender on each date on which the Issuing Lender has provided notice to the Borrower of the date and amount of a draft paid under any Letter of Credit for the amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment. Such payment shall be made not later than 2:00 p.m. on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m. on such day or (ii) the Business Day after the Borrower receives such notice, if such notice is received after 10:00 a.m. on such day. If the Borrower does not make such payment when due, the Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Revolving Credit Lenders make a Revolving Credit Loan bearing interest at the Base Rate on such date in the amount of (a) such draft so paid and (b) any

47 amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment, and the Revolving Credit Lenders shall make a Revolving Credit Loan bearing interest at the Base Rate in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and costs and expenses. Each Revolving Credit Lender acknowledges and agrees that its obligation to fund a Revolving Credit Loan in accordance with this Section to reimburse the Issuing Lender for any draft paid under a Letter of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including non-satisfaction of the conditions set forth in Section 2.3 or Article V. If the Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse the Issuing Lender as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full. Section 3.6 Obligations Absolute. The Borrower’s obligations under this Article III (including the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees that the Issuing Lender and the L/C Participants shall not be responsible for, and the Borrower’s Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender’s gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction by final nonappealable judgment. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence, bad faith or willful misconduct shall be binding on the Borrower and shall not result in any liability of the Issuing Lender or any L/C Participant to the Borrower. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit. Section 3.7 Effect of Letter of Credit Application. To the extent that any provision of any Letter of Credit Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply. Section 3.8 Additional Issuing Lenders. From time to time, the Borrower may by notice to the Administrative Agent designate additional Lenders that agree (in their sole discretion) to act in such capacity and are reasonably satisfactory to the Administrative Agent as Issuing Lenders. Each such additional Issuing Lender shall execute a counterpart of this Agreement upon the

48 approval of the Administrative Agent (which approval shall not be unreasonably withheld) and shall thereafter be an Issuing Lender hereunder for all purposes. ARTICLE IV GENERAL LOAN PROVISIONS Section 4.1 Interest. (a) Interest Rate Options. Subject to the provisions of this Section, at the election of the Borrower, (i) Revolving Credit Loans shall bear interest at (A) the Base Rate plus the Applicable Margin for Base Rate Loans or (B) Adjusted Term SOFR plus the Applicable Margin for SOFR Loans (provided that Adjusted Term SOFR shall not be available until three (3) U.S. Government Securities Business Days after the Closing Date unless the Borrower has delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 4.9 of this Agreement) and (ii) any Swingline Loan shall bear interest at the Term SOFR Market Index Rate plus the Applicable Margin for SOFR Loans. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 4.2. Any Loan or any portion thereof as to which the Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan. (b) Interest Periods. In connection with each SOFR Loan, the Borrower, by giving notice at the times described in Section 2.3 or 4.2, as applicable, shall elect an interest period (each, an “Interest Period”) to be applicable to such Loan, which Interest Period shall be a period of one (1), three (3), or six (6) months, subject to availability; provided that: (i) the Interest Period shall commence on the date of advance of or conversion to any SOFR Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period with respect to a SOFR Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (iii) any Interest Period with respect to a SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; (iv) no Interest Period shall extend beyond the Revolving Credit Maturity Date; and

49 (v) there shall be no more than ten (10) Interest Periods in effect at any time. (c) Default Rate. Subject to Section 11.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 11.1(a), (b), (h), or (i), or (ii) at the election of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders), upon the occurrence and during the continuance of any other Event of Default, (A) the Borrower shall no longer have the option to request SOFR Loans, Swingline Loans or Letters of Credit, (B) all outstanding SOFR Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to SOFR Loans until the end of the applicable Interest Period and thereafter at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (C) all outstanding Base Rate Loans, Swingline Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document and (D) all accrued and unpaid interest shall be due and payable on demand of the Administrative Agent. Interest shall continue to accrue on the Obligations after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law. (d) Interest Payment and Computation. Interest on each Base Rate Loan shall be due and payable quarterly in arrears on the third Business Day following the end of each calendar quarter (commencing with the calendar quarter ending December 31, 2022); and interest on each SOFR Loan shall be due and payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period; provided that (i) in the event of any repayment or prepayment of any SOFR Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (ii) in the event of any conversion of any SOFR Loan prior to the end of the Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate and the Commitment Fee shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees (other than the Commitment Fee) and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year). (e) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations on a pro rata basis. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any

50 manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law. (f) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. Section 4.2 Notice and Manner of Conversion or Continuation of Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Borrower shall have the option to (a) convert at any time following the third U.S. Government Securities Business Day after the Closing Date all or any portion of any outstanding Base Rate Loans in a principal amount equal to $1,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more SOFR Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding SOFR Loans in a principal amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof into Base Rate Loans or (ii) continue such SOFR Loans as SOFR Loans. Whenever the Borrower desires to convert or continue Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”) not later than 1:00 p.m. three (3) U.S. Government Securities Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any SOFR Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued SOFR Loan. If the Borrower fails to deliver a timely Notice of Conversion/Continuation prior to the end of the Interest Period for any SOFR Loan, then the applicable SOFR Loan shall be automatically converted to a Base Rate Loan. Any such automatic conversion to a Base Rate Loan shall be effective as of the last day of the Interest Period then in effect with respect to the applicable SOFR Loan. If the Borrower requests a conversion to, or continuation of, a SOFR Loan, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion/Continuation. Section 4.3 Fees. (a) Commitment Fee. Commencing on the Closing Date, subject to Section 4.14(a), the Borrower shall pay to the Administrative Agent, for the account of the Revolving Credit Lenders, a non-refundable commitment fee (the “Commitment Fee”) at a rate per annum equal to the Applicable Margin on the average daily unused portion of the Revolving Credit Commitment of the Revolving Credit Lenders; provided, that the amount of outstanding Swingline Loans shall not be considered usage of the Revolving Credit Commitment for the purpose of calculating the Commitment Fee. The Commitment Fee shall be payable (x) quarterly in arrears on the third Business Day following the end of each calendar quarter (commencing with the calendar quarter ending December 31, 2022) and (y) on the Revolving Credit Maturity Date. Such Commitment

51 Fee shall be distributed by the Administrative Agent to the Revolving Credit Lenders pro rata in accordance with such Revolving Credit Lenders’ respective Revolving Credit Commitment Percentages. (b) Other Fees. The Borrower shall pay to the Arrangers and the Administrative Agent, for their own respective accounts, fees in the amounts and at the times specified in the Fee Letters, as applicable. The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Section 4.4 Sharing of Payments. Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement (or any of them) shall be made not later than 3:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after 3:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its pro rata share of such payment in accordance with the amounts then due and payable to such Lenders, (except as specified below) and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swingline Loans or of any fee, commission or other amounts payable to the Swingline Lender shall be made in like manner, but for the account of the Swingline Lender. Each payment to the Administrative Agent of the Issuing Lender’s fees or L/C Participants’ commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Section 4.9, 4.10, 4.11 or 13.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 4.1(b)(ii), if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by the Borrower to such Defaulting Lender hereunder shall be applied in accordance with Section 4.14(a)(ii). Section 4.5 Evidence of Indebtedness. (a) Extensions of Credit. The Extensions of Credit made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the

52 accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Note and/or Swingline Note, as applicable, which shall evidence such Lender’s Revolving Credit Loans and/or Swingline Loans, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. (b) Participations. In addition to the accounts and records referred to in paragraph (a), each Revolving Credit Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Credit Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Revolving Credit Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Section 4.6 Adjustments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations (other than pursuant to Section 4.9, 4.10, 4.11 or 13.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that; (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for herein or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Swingline Loans and Letters of Credit to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply). Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation.

53 Section 4.7 Obligations of Lenders. (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of Base Rate Loans, not later than 1:00 pm on the date of any proposed borrowing and (ii) otherwise, prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.3(b) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the daily average Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders, the Issuing Lender or the Swingline Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the Issuing Lender or the Swingline Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, the Issuing Lender or the Swingline Lender, as the case maybe, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, Issuing Lender or the Swingline Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (c) Nature of Obligations of Lenders Regarding Extensions of Credit. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. The failure of any Lender to make available its Revolving Credit Commitment Percentage of any Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Revolving Credit Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for

54 the failure of any other Lender to make its Revolving Credit Commitment Percentage of such Loan available on the borrowing date. Section 4.8 Changed Circumstances. (a) Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for a SOFR Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining Adjusted Term SOFR for the applicable Interest Period with respect to a proposed SOFR Loan on or prior to the first day of such Interest Period or (ii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that Adjusted Term SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period and, in the case of clause (ii), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Loan to or continue any Loan as a SOFR Loan, shall be suspended (to the extent of the affected SOFR Loans or the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (B) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.9. (b) Laws Affecting SOFR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any SOFR Loan, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Loan to a SOFR Loan or continue any Loan as a SOFR Loan, shall be suspended, (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate” and (iii) if necessary to avoid such illegality,

55 all Swingline Loans shall bear interest at the Base Rate (without reference to clause (c) of the definition of “Base Rate”) plus the Applicable Margin for Base Rate Loans. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to Base Rate Loans (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.9. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then- current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 4.8(c)(i) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 4.8(c)(iv). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.8(c).

56 (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (B) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Section 4.9 Indemnity. The Borrower hereby indemnifies each of the Lenders against any loss, cost or expense (including any loss, cost or expense arising from the liquidation or reemployment of funds or from any fees payable) which may arise, be attributable to or result due to or as a consequence of (a) any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a SOFR Loan, (b) any failure of the Borrower to borrow or continue a SOFR Loan or convert to a SOFR Loan on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation, (c) any failure of the Borrower to prepay any SOFR Loan on a date specified therefor in any Notice of Prepayment (regardless of whether any such Notice of Prepayment may be revoked under Section 2.4(c) and is revoked in accordance therewith), (d) any payment, prepayment or conversion of any SOFR Loan on a date other than the last day of the Interest Period therefor (including as a result of an Event of Default) or (e) the assignment of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 4.12(b). A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. All of the obligations of the Credit

57 Parties under this Section 4.9 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Revolving Credit Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 4.10 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in Adjusted Term SOFR) or the Issuing Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or, its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the Issuing Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting into, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, the Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the Issuing Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or the Issuing Lender, the Borrower shall promptly pay to any such Lender, the Issuing Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Lender or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any Lending Office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitment of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could

58 have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy or liquidity), then from time to time upon written request of such Lender or such Issuing Lender the Borrower shall promptly pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). Section 4.11 Taxes. (a) Defined Terms. For purposes of this Section 4.11, the term “Lender” includes any Issuing Lender and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent, timely reimburse it for the payment of, any Other Taxes.

59 (d) Indemnification by the Borrower. The Credit Parties shall jointly and severally indemnify each Recipient, within ten (10) Business Days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) Business Days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.10(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 4.11, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such

60 documentation (other than such documentation set forth in Section 4.11(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed copies of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN- E; or (iv) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-

61 8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.11 (including by the payment of additional amounts pursuant to this Section 4.11), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out of pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority

62 with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection (h) the payment of which would place the indemnified party in a less favorable net after Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 4.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Revolving Credit Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 4.12 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 4.10, or requires the Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.11, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 4.10 or 4.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 4.10, or if the Borrower is required to pay additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.11 and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 4.12(a), or if any Lender is a Defaulting Lender hereunder or becomes a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.10), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 13.10;

63 (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in Letters of Credit and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 4.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 4.10 or payments required to be made pursuant to Section 4.11, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Section 4.13 Incremental Loans. (a) At any time prior to the date that is six (6) months prior to the Stated Maturity Date, the Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more incremental Revolving Credit Commitments (any such incremental Revolving Credit Commitment, a “New Loan Revolving Credit Commitment”) to make incremental revolving credit loans (any such incremental revolving credit loans, the “New Loans”); provided that (1) the total aggregate amount for all such New Loan Revolving Credit Commitments shall not (as of any date of incurrence thereof) exceed $300,000,000 and (2) the total aggregate amount for each New Loan Revolving Credit Commitment (and the New Loans made thereunder) shall not be less than a minimum principal amount of $25,000,000 or, if less, the remaining amount permitted pursuant to the foregoing clause (1). Each such notice shall specify the date (each, an “Increased Amount Date”) on which the Borrower proposes that any New Loan Revolving Credit Commitment shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to Administrative Agent. The Borrower may invite any Lender and/or any Affiliate of any Lender and/or any other Person reasonably satisfactory to the Administrative Agent, to provide a New Loan Revolving Credit Commitment (any such Person, a “New Lender”). Any Lender or any New Lender offered or approached to provide all or a portion of any New Loan Revolving Credit Commitment may elect or decline, in its sole discretion, to provide such New Loan Revolving Credit Commitment. Any New Loan Revolving Credit Commitment shall become effective as of such Increased Amount Date; provided that: (A) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to (1) any New Loan Revolving Credit Commitment, and (2) the making of any New Loans pursuant thereto;

64 (B) the proceeds of any New Loans shall be used for the purposes permitted by Section 8.12; (C) each New Loan Revolving Credit Commitment (and the New Loans made thereunder) shall constitute Obligations of the Borrower and shall be guaranteed with the other Extensions of Credit on a pari passu basis; (D) (x) such New Loans shall be subject to the same terms and conditions as the Revolving Credit Loans (except with respect to the respect to the interest rate margin, the unused fees and maturity date, which shall be as set forth in the relevant Joinder Agreement); (y) (i) the Applicable Margin and pricing grid, if applicable, for such New Loans shall be determined on the applicable Increased Amount Date; provided that if such Applicable Margin would exceed the current Applicable Margin for the existing Revolving Credit Loans, the Applicable Margin for the existing Revolving Credit Loans shall be automatically increased to equal the Applicable Margin for the New Loans and (ii) the maturity date for such New Loans shall not be earlier than the Revolving Credit Maturity Date; and (z) the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent on the applicable Increased Amount Date among the Revolving Credit Lenders (including the New Lenders providing such New Loans) in accordance with their revised Revolving Credit Commitment Percentages (and the Revolving Credit Lenders (including the New Lenders providing such New Loans) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 4.9 in connection with such reallocation as if such reallocation were a repayment); (E) any New Lender shall be entitled to the same voting rights as the existing Revolving Credit Lenders under the Revolving Credit Facility and any Extensions of Credit made in connection with each New Loan Revolving Credit Commitment shall receive proceeds of prepayments on the same basis as the other Revolving Credit Loans made hereunder; (F) such New Loan Revolving Credit Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by the Borrower, the Administrative Agent and the applicable New Lenders (which Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 4.13); and

65 (G) the Borrower shall deliver or cause to be delivered any customary legal opinions or other documents (including a resolution duly adopted by the board of directors (or equivalent governing body) of each Credit Party authorizing such New Loan) reasonably requested by Administrative Agent in connection with any such transaction. (b) The New Lenders shall be included in any determination of the Required Lenders and the New Lenders will not constitute a separate voting class for any purposes under this Agreement. (c) On any Increased Amount Date on which any New Loan Revolving Credit Commitment becomes effective, subject to the foregoing terms and conditions, each New Lender with a New Loan Revolving Credit Commitment shall become a Revolving Credit Lender hereunder with respect to such New Loan Revolving Credit Commitment and Schedule 1.1-2 shall automatically be deemed amended to reflect the New Loan Revolving Credit Commitments of all Lenders after giving effect to the addition of such New Loan Revolving Credit Commitments. Section 4.14 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders”. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article XI or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 13.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lender or the Swingline Lender hereunder; third, to Cash Collateralize the Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 3.1(b); fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 3.1(b); sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any

66 Lender, the Issuing Lender or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Revolving Credit Commitments under the applicable Facility without giving effect to Section 4.14(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 4.14(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) No Defaulting Lender shall be entitled to receive fees payable pursuant to Section 3.3(a) for any period during which that Lender is a Defaulting Lender unless it has provided Cash Collateral pursuant to Section 3.1(b) but then, only to the extent allocable to its Revolving Credit Commitment Percentage of the stated amount of Letters of Credit for which it has provided such Cash Collateral. (C) With respect to any fees payable pursuant to Section 3.3(a) not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the Issuing Lender and the Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the Issuing Lender’s or the Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be

67 reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Credit Commitment Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Outstandings of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 13.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize the Issuing Lender’s Fronting Exposure in accordance with the procedures set forth in Section 3.1(b). (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and the Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with their Revolving Credit Commitments (without giving effect to Section 4.14(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) the Issuing Lender shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. ARTICLE V CONDITIONS OF CLOSING AND BORROWING Section 5.1 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make the initial Loan or issue or participate in the initial Letter of Credit, if any, is subject to the satisfaction of each of the following conditions:

68 (a) Executed Loan Documents. This Agreement, a Revolving Credit Note in favor of each Lender requesting a Revolving Credit Note at least two Business Days prior to the Closing Date, a Swingline Note in favor of the Swingline Lender (if requested thereby) and the Guaranty Agreement, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist hereunder or thereunder. (b) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) Officer’s Certificate. A certificate from a Responsible Officer of the Parent to the effect that (A) all representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects (except for those representations and warranties that are already qualified by materiality or Material Adverse Effect, which shall be true, correct and complete in all respects); (B) none of the Credit Parties is in violation of any of the covenants contained in this Agreement and the other Loan Documents; (C) after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and (D) that each of the Credit Parties, as applicable, has satisfied each of the conditions set forth in Sections 5.1 and 5.2. (ii) Certificate of Secretary of each Credit Party. A certificate of the Secretary or Assistant Secretary of the General Partner and of the Parent certifying as to the incumbency and genuineness of the signature of each officer of the General Partner and the Parent executing (or other Person authorized by the General Partner or the Parent to execute) Loan Documents to which it or the Borrower is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation of the Parent and the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in their respective jurisdictions of incorporation or formation, (B) the bylaws or other governing document of the Parent and the Borrower (including, without limitation, the Partnership Agreement) as in effect on the Closing Date, (C) resolutions duly adopted by the board of directors (or other governing body) of the Parent and the General Partner authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which the Parent and the Borrower are a party, and (D) each certificate required to be delivered pursuant to Section 5.1(b)(iii). (iii) Certificates of Good Standing. Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent, each other jurisdiction where such Credit Party is qualified to do business to the extent the failure to be so qualified could reasonably be expected to have a Material Adverse Effect. (iv) Opinion of Counsel. A favorable opinion of (a) Latham & Watkins LLP and (b) Cozen O’Connor P.C. addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent or its counsel shall request.

69 (v) Tax Forms. Copies of the United States Internal Revenue Service forms required by Section 4.11(e), if any. (vi) Ownership of the Parent, the General Partner and the Borrower. The organizational and capital structure of the Parent, the General Partner, the Borrower and their respective Subsidiaries shall be as previously disclosed to the Administrative Agent as set forth on Schedule 6.2. (c) No Material Adverse Effect. Since September 30, 2021, there shall have been no change which has had or could reasonably be expected to have a Material Adverse Effect. (d) Consents; Defaults. (i) Governmental and Third Party Approvals. The Credit Parties shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Agreement and the other Loan Documents and the other transactions contemplated hereby and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Credit Parties or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could reasonably be expected to have such effect. (ii) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby. (e) Financial Matters. (i) Financial Statements. The Administrative Agent shall have received (A) the audited Consolidated balance sheet of MLP, the Borrower and their respective Subsidiaries for Fiscal Year 2021 and related audited statements of income and cash flows and (B) the unaudited Consolidated balance sheet of MLP, the Borrower and their respective Subsidiaries for the fiscal quarter ended June 30, 2022 and the 9-month period ended on June 30, 2022, and the related unaudited statements of income and cash flows. (ii) Financial Projections. The Administrative Agent shall have received projections prepared by management of the Parent, of balance sheets, income statements and cash flow statements of MLP and its Subsidiaries on an annual basis for Fiscal Year 2023, Fiscal Year 2024, Fiscal Year 2025, and Fiscal Year 2026.

70 (iii) Payment at Closing. The Borrower shall have paid (A) to the Administrative Agent, the Arrangers and the Lenders the fees set forth or referenced in Section 4.3 and any other invoiced, accrued and unpaid fees or commissions due hereunder (including CUSIP fees) and (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two (2) Business Days prior to the Closing Date and accrued and unpaid prior to or on the Closing Date. (f) Miscellaneous. (i) Due Diligence. The Administrative Agent shall have completed, to its satisfaction, all legal, tax, business and other due diligence with respect to the business, assets, liabilities, operations and condition (financial or otherwise) of the Borrower and its Subsidiaries in scope and determination satisfactory to the Administrative Agent in its sole discretion. (ii) Existing Credit Agreement. All obligations under the Existing Credit Agreement shall be repaid in full, all commitments thereunder shall have been terminated and all guarantees therefor shall be released, and the Administrative Agent shall have received a pay-off letter in form and substance satisfactory to it evidencing such repayment, termination and release. (iii) Patriot Act. MLP, the Parent, the General Partner, the Borrower and each of the Subsidiary Guarantors shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with requirements of any Anti-Corruption Laws or Anti-Money Laundering Laws, including, without limitation, the Act and any other “know your customer” or similar laws or regulations, in each case at least five (5) Business Days prior to the Closing Date to the extent requested at least ten (10) Business Days prior to the Closing Date. (iv) Beneficial Ownership Certification. The Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that the Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations), in each case at least five (5) Business Days prior to the Closing Date to the extent requested at least ten (10) Business Days prior to the Closing Date. (v) Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent. Without limiting the generality of the provisions of Section 12.3(c), for purposes of determining satisfaction of the conditions specified in this Section 5.1, the Administrative Agent and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have

71 received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Section 5.2 Conditions to All Extensions of Credit. The obligations of the Lenders to make or participate in any Extensions of Credit (including the initial Extension of Credit), convert or continue any Loan and/or the Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing, continuation, conversion, issuance or extension date: (a) Continuation of Representations and Warranties. The representations and warranties contained in Article VI shall be true and correct in all material respects (except for those representations and warranties that are already qualified by materiality or Material Adverse Effect, which shall be true, correct and complete in all respects) on and as of such borrowing, continuation, conversion, issuance or extension date with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects (except for those representations and warranties that are already qualified by materiality or Material Adverse Effect, which shall be true, correct and complete in all respects) as of such earlier date. (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing, continuation or conversion date with respect to such Loan or after giving effect to the Loans to be made, continued or converted on such date or (ii) on the issuance or extension date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date. (c) Notices. The Administrative Agent shall have received a Notice of Borrowing or Notice of Conversion/Continuation, as applicable, from the Borrower in accordance with Section 2.3(a) or 4.2, as applicable. ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, (i) in the case of Sections 6.1 through 6.24, the Borrower and the Subsidiary Guarantors, and, (ii) in the case of Sections 6.1 through 6.6, Section 6.8 through 6.11, 6.19, 6.20, 6.21, 6.23, 6.24, and 6.25 the Parent, hereby represent and warrant to the Administrative Agent and the Lenders both before and after giving effect to the transactions contemplated hereunder, which representations and warranties shall be deemed made on the Closing Date and as otherwise set forth in Section 5.2, that: Section 6.1 Organization; Power; Qualification. Each Credit Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its Properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification and authorization except in jurisdictions where the failure to be so qualified or

72 in good standing could not reasonably be expected to result in a Material Adverse Effect. The jurisdictions in which each Credit Party thereof are organized and qualified to do business as of the Closing Date are described on Schedule 6.1. Section 6.2 Ownership. Each Subsidiary of each Credit Party as of the Closing Date is listed on Schedule 6.2. As of the Closing Date, the capitalization of each Credit Party and its Subsidiaries consists of the number of shares (or interests), authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 6.2. All outstanding shares (or interests) have been duly authorized and validly issued and are fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and not subject to any preemptive or similar rights, except as described in Schedule 6.2. The shareholders, partners or other owners, as applicable, of each Credit Party and its Subsidiaries and the number of shares (or interests) owned by each as of the Closing Date are described on Schedule 6.2. As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of Capital Stock of any Credit Party or any Subsidiary thereof, except as described on Schedule 6.2. Section 6.3 Authorization Enforceability. Each Credit Party has the right, power and authority and has taken all necessary corporate (or partnership or other analogous type) and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of each Credit Party (or, in the case of the Borrower, the duly authorized officers of the General Partner) that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Credit Party that is a party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies. Section 6.4 Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by each Credit Party of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the Extensions of Credit hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval, (ii) violate any Applicable Law relating to any Credit Party except for such violations which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other analogous organizational documents of any Credit Party, (iv) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (v) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents, if any, or (vi) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any

73 other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement. Section 6.5 Compliance with Law; Governmental Approvals. Each Credit Party (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties and (iii) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law except in each of clause (i), (ii) or (iii) where the failure to have, comply or file could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 6.6 Tax Returns and Payments. Each Credit Party has (i) duly filed or caused to be filed all federal and all material state, local and other tax returns required by Applicable Law to be filed or has properly filed for extensions of time for the filing thereof, and (ii) paid, or made adequate provision for the payment of, all federal and material state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party). Such returns accurately reflect in all material respects all liability for taxes of any Credit Party for the periods covered thereby. There is no ongoing audit or examination or, to the knowledge of any Credit Party, other investigation by any Governmental Authority of the tax liability of any Credit Party that could reasonably be expected to result in a material tax liability. No Governmental Authority has asserted any Lien or other claim against any Credit Party with respect to unpaid taxes which has not been discharged or resolved (other than (i) any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party and (ii) Permitted Liens). The Borrower is a limited partnership and so long as it is a limited partnership it will be treated as a pass-through entity for U.S. federal income tax purposes and as of the Closing Date is not subject to taxation with respect to its income or gross receipts under applicable state (other than Michigan, New Hampshire, Tennessee, Texas and Wisconsin) laws. Section 6.7 Intellectual Property Matters. The Borrower and each Subsidiary Guarantor owns or possesses rights to use all material franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, service mark, service mark rights, trade names, trade name rights, copyrights and other rights with respect to the foregoing which are reasonably necessary to conduct its business except as could not reasonably be expected to have a Material Adverse Effect. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither the Borrower nor any Subsidiary Guarantor is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations except as could not reasonably be expected to have a Material Adverse Effect.

74 Section 6.8 Environmental Matters. (a) Except as set forth on Schedule 6.8 or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the properties owned, leased or operated by the Borrower and each Subsidiary Guarantor do not contain, and to the knowledge of any Credit Party, have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of applicable Environmental Laws or (B) could give rise to liability to Borrower or a Subsidiary Guarantor under applicable Environmental Laws. (b) Except as set forth on Schedule 6.8 or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Borrower and each Subsidiary Guarantor and such properties and all operations conducted in connection therewith are in compliance with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could reasonably be expected to interfere with the continued operation of such properties. (c) Except as set forth on Schedule 6.8 or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no Credit Party has received any written notice of violation, alleged violation, noncompliance, liability or potential liability under Environmental Laws with respect to Hazardous Materials, or non-compliance with Environmental Laws, nor does any Credit Party have knowledge or reason to believe that any such notice will be received or is being threatened. (d) Except as set forth on Schedule 6.8 or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (i) Hazardous Materials have not been transported or disposed of by the Borrower to or from the properties owned, leased or operated by the Borrower or any Subsidiary Guarantor in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, Environmental Laws; and (ii) to the knowledge of any Credit Party, Hazardous Materials have not been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Laws. (e) Except as set forth on Schedule 6.8 or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) no judicial proceedings or governmental or administrative action is pending, or, to the knowledge of any Credit Party, threatened, under any Environmental Law to which the Borrower or any Subsidiary Guarantor is or will be named as a potentially responsible party with respect to such properties or operations conducted in connection therewith; and (ii) there are no consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower or any Subsidiary Guarantor or such properties or such operations. (f) Except as set forth on Schedule 6.8 or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, there has been no release, or to the best of the knowledge of any Credit Party, threat of release, of Hazardous Materials at or

75 from properties owned, leased or operated by the Borrower or any Subsidiary Guarantor, now or in the past, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws. Section 6.9 Employee Benefit Matters. To each Credit Party’s knowledge: (a) as of the Closing Date, no Credit Party nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 6.9; (b) each Credit Party and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to be so qualified except for such Employee Benefit Plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. No liability has been incurred by any Credit Party or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect; (c) as of the Closing Date, except where the failure of any of the following to be true and correct could not reasonably be expected to have a Material Adverse Effect, (i) no Pension Plan has been terminated, (ii) no Pension Plan has any Unfunded Pension Liability, (iii) no funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, (iv) no Credit Party nor any ERISA Affiliate has failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, or (v) there has been no event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan; (d) except where the failure of any of the following representations to be correct could not reasonably be expected to have a Material Adverse Effect, no Credit Party nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, or (C) failed to make a required contribution or payment to a Multiemployer Plan; (e) no Termination Event has occurred or is reasonably expected to occur; and (f) except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to the best of the knowledge of any Credit Party after due inquiry, threatened concerning or involving any Employee Benefit Plan or Multiemployer Plan.

76 Section 6.10 Margin Stock. No Credit Party is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors. If requested by any Lender (through the Administrative Agent) or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U. Section 6.11 Investment Company Act; Government Regulation. No Credit Party is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act of 1940, as amended) and no Credit Party is, or after giving effect to any Extension of Credit will be, subject to regulation under any Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby. Section 6.12 Burdensome Provisions. Neither the Borrower nor any Subsidiary Guarantor is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as could be reasonably expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary Guarantor presently anticipates that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect. No Subsidiary Guarantor is party to any agreement or instrument or otherwise subject to any restriction or encumbrance that restricts or limits its ability to make dividend payments or other distributions in respect of its Capital Stock to the Borrower or any other Subsidiary Guarantor or to transfer any of its assets or properties to the Borrower or any other Subsidiary Guarantor in each case other than existing under or by reason of the Loan Documents or Applicable Law. Section 6.13 Financial Statements. The financial statements delivered pursuant to Section 5.1(e)(i) are complete and correct and fairly present, in all material respects, on a Consolidated basis the assets, liabilities and financial position of MLP, the Borrower and their respective Subsidiaries or the Borrower and its Subsidiaries, as applicable, as at such dates, and the results of the operations and changes of financial position for the periods then ended (except, with respect to the financial statements described in Section 5.1(e)(i)(B), for the absence of footnotes and subject to customary year-end adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. Such financial statements show all material indebtedness and other material liabilities, direct or contingent, of Persons covered thereby as of the date thereof, including material liabilities for taxes, material commitments, and Indebtedness, in each case, to the extent required to be disclosed under GAAP. The projections delivered pursuant to Section 5.1(e)(ii) were prepared in good faith based upon assumptions believed to be reasonable at the time made, in light of then existing conditions; provided that (i) such financial projections are not to be viewed as facts and are subject to uncertainties, many of which are beyond the Borrower’s control and that actual results may differ and such differences may be material and (ii) such financial projections and statements shall be subject to normal year end closing and audit adjustments.

77 Section 6.14 No Material Adverse Change. Since September 30, 2021, there has been no material adverse change in the properties, business, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries and no event has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. Section 6.15 Solvency. As of the Closing Date, the Borrower and its Subsidiaries, on a Consolidated basis will be Solvent. Section 6.16 Titles to Properties. The Borrower and each Subsidiary Guarantor has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets. Section 6.17 Insurance. The Borrower and each Subsidiary Guarantor are in compliance with the requirements of Section 8.3. Section 6.18 Liens. None of the properties and assets of the Borrower or any Subsidiary is subject to any Lien, except Permitted Liens. Neither the Borrower nor any Subsidiary has signed any security agreement authorizing any secured party thereunder to file any financing statement, except to perfect Permitted Liens. Section 6.19 Indebtedness and Guaranty Obligations. Schedule 6.19 is a complete and correct listing of all Indebtedness and Guaranty Obligations of the Credit Parties as of the Closing Date in excess of $2,000,000. The Credit Parties have performed and are in compliance with all of the material terms of such Indebtedness and Guaranty Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of any of the Credit Parties exists with respect to any such Indebtedness or Guaranty Obligation. As of the Closing Date, no instrument or agreement to which any Credit Party is a party or by which any Credit Party is bound (other than this Agreement and other than as indicated in Schedule 6.19) contains any restriction on the incurrence by such Credit Party of additional Indebtedness. Section 6.20 Litigation. Except for matters disclosed by the Borrower in any filing made with the SEC, there are no actions, suits or proceedings pending nor, to the knowledge of any Credit Party after due inquiry, threatened against or in any other way relating adversely to or affecting any Credit Party or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority (a) which questions the validity or enforceability of this Agreement, the other Loan Documents or any action taken or to be taken pursuant to this Agreement or the other Loan Documents, or (b) which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 6.21 Absence of Defaults. No event has occurred and is continuing (i) which constitutes a Default or an Event of Default, or (ii) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by any Credit Party under any Material Contract or judgment, decree or order to which any Credit Party is a party or by which any Credit Party or any of their respective properties may be bound or which, in any

78 case under this clause (ii), could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 6.22 Senior Indebtedness Status. The Obligations of the Borrower and each Subsidiary Guarantor under this Agreement and each of the other Loan Documents ranks and shall continue to rank at least pari passu to all other senior unsecured Indebtedness of each such Person. Section 6.23 Anti-Corruption Laws and Sanctions. (a) None of (i) the Covered Persons, any of their respective directors, officers, or, to the knowledge of such Covered Person, any of their respective employees, or (ii) to the knowledge of each Credit Party, any agent or representative of any Covered Person that will act in any capacity in connection with or benefit from the Credit Facility, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) is controlled by or is acting on behalf of a Sanctioned Person, (C) is located, organized or resident in a Sanctioned Country, (D) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (E) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (b) Each Covered Person has implemented and maintains in effect policies and procedures designed to ensure compliance by such Covered Person and its respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (c) The Covered Persons and their respective officers and employees, and to the knowledge of each Credit Party, its directors and agents, are in compliance with Anti-Corruption Laws, applicable Sanctions and Anti-Money Laundering Laws in all material respects; and (d) No borrowing, Letter of Credit or the use of the proceeds thereof or other transactions contemplated by this Agreement will violate Anti-Corruption Laws, Anti-Money Laundering Laws or applicable Sanctions. Section 6.24 Disclosure. The Borrower and/or the other Credit Parties have disclosed to the Administrative Agent and the Lenders (i) all agreements, instruments and corporate or other restrictions to which any Credit Party are subject, and (ii) all other matters that would be required to be disclosed by such Person on Form 8-K, that, in each case, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No financial statement, material report, material certificate or other material information furnished in writing by or on behalf of any Credit Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that (i) such financial projections are not to be viewed as facts and are subject to uncertainties, many of which are beyond the Borrower’s control and that actual results may differ

79 and such differences may be material and (ii) such financial projections and statements shall be subject to normal year end closing and audit adjustments. As of the Closing Date (or, with respect to a Beneficial Ownership Certification provided after the Closing Date pursuant to Section 8.6(c), as of the date of delivery), all of the information included in the Beneficial Ownership Certification is true and correct. Section 6.25 Matters Relating to the Parent. (a) As of the Closing Date, the Parent (i) is a Wholly Owned Subsidiary of AmeriGas, Inc., a Pennsylvania corporation, (ii) owns the non-economic general partnership interest in MLP and, directly or indirectly, 100% of the limited partnership interest in MLP and (iii) indirectly owns an approximate 1% general partnership interest and an approximate 98.89% limited partnership interest in the Borrower. Other than AmeriGas Technology Group, Inc. and AmeriGas Propane Holdings, Inc., the Parent has no other direct Subsidiaries as of the Closing Date. (b) The Parent is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and authority to own and operate its properties, and to execute and deliver this Agreement and such other Loan Documents to which the Parent is a party and to carry out the terms of this Agreement and such other Loan Documents. ARTICLE VII FINANCIAL INFORMATION AND NOTICES Until all the Obligations (other than (a) contingent indemnification obligations not then due and (b) the Specified Hedge Obligations) have been paid and satisfied in full in cash and the Revolving Credit Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.2, (i) the Borrower and the Subsidiary Guarantors will, in the case of Sections 7.1 through 7.6, and (ii) the Parent will, in the case of Section 7.6, furnish or cause to be furnished to the Administrative Agent at the Administrative Agent’s Office at the address set forth in Section 13.1 and to the Lenders at their respective addresses as set forth on the Register, or such other office as may be designated by the Administrative Agent and Lenders from time to time: Section 7.1 Financial Statements and Projections. (a) Quarterly Financial Statements. As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three quarterly fiscal periods in each Fiscal Year, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries (except, as to consolidating balance sheets only, for inactive Subsidiaries) as at the end of such period and the related consolidated (and, as to statements of income, consolidating, except for inactive Subsidiaries) statements of income, partners’ capital and cash flows of the Borrower and its Subsidiaries for such period and (in the case of the second and third quarterly periods) for the period from the beginning of the current Fiscal Year to the end of such quarterly period, setting forth in each case in comparative form the consolidated and, where applicable, consolidating figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the principal financial officer of the General Partner as presenting fairly, in all material

80 respects, the information contained therein (except for the absence of footnotes and subject to changes resulting from normal year-end adjustments), in accordance with GAAP applied on a basis consistent with prior fiscal periods except for inconsistencies resulting from changes in accounting principles and methods agreed to by the Borrower’s independent accountants. (b) Annual Financial Statements. As soon as practicable, but in any event within ninety (90) days after the end of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries (except, as to consolidating balance sheets only, for inactive Subsidiaries) as at the end of such year and the related consolidated (and, as to statements of income, consolidating except for inactive Subsidiaries) statements of income, partners’ capital and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the consolidated and, where applicable, consolidating figures for the previous fiscal year, all in reasonable detail and (A) in the case of such consolidated financial statements, accompanied by a report thereon of Ernst & Young LLP or other independent public accountants of recognized national standing selected by the Borrower, which report shall not be qualified with respect to scope limitations imposed by the Borrower or any of its Subsidiaries or with respect to accounting principles followed by the Borrower or any of its Subsidiaries not in accordance with GAAP and shall state that such consolidated financial statements present fairly, in all material respects, the financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP unless otherwise disclosed, applied on a basis consistent with prior years, and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards then in effect in the United States, and (B) in the case of such consolidated and consolidating financial statements, certified by the principal financial officer of the General Partner as presenting fairly, in all material respects, the information contained therein (except, in the case of such consolidating financial statements, for the absence of footnotes), in accordance with GAAP. (c) Annual Business Plan and Financial Projections. As soon as practicable and in any event within fifteen (15) days after being approved by the governing body of the Borrower, and in any event, no later than November 15th of each Fiscal Year, an annual operating forecast for the next Fiscal Year including annual statements of cash flow, balance sheets and income statements. Section 7.2 Officer’s Compliance Certificate. At each time financial statements are delivered pursuant to Sections 7.1(a) or (b) and at such other times as the Administrative Agent shall reasonably request, an Officer’s Compliance Certificate. Section 7.3 Accountants’ Certificate. At each time financial statements are delivered pursuant to Section 7.1(b), a written statement by the independent public accountants giving the report thereon stating that they have reviewed the terms of this Agreement and the other Loan Documents and that, in making the audit necessary for the certification of such financial statements, they have obtained no knowledge of the existence and continuance as at the date of such written statement of any Default or Event of Default, or, if they have obtained knowledge that any Default or Event of Default then exists, specifying, to the extent possible, the nature and approximate period of the existence thereof (such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Default or Event of Default which

81 would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards then in effect in the United States). Section 7.4 Other Reports. Promptly: (a) upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable “know your customer” and Anti-Money Laundering rules and regulations (including the Act and the Beneficial Ownership Regulation), as from time to time reasonably requested by the Administrative Agent or any Lender; and (b) upon the request thereof, such other information regarding the operations, business affairs and financial condition of any Credit Party as the Administrative Agent or any Lender may reasonably request. Section 7.5 Notice of Litigation and Other Matters. Prompt (but in no event later than five (5) Business Days after any Responsible Officer of any Credit Party obtains knowledge thereof) telephonic and written notice of: (a) (i) the occurrence of an adverse development with respect to any litigation or proceeding involving the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or (ii) the commencement of any litigation or proceeding involving the Borrower or any of its Subsidiaries which in the reasonable judgment of the Borrower could result in a Material Adverse Effect, together with a description in reasonable detail of such commencement of, or adverse development with respect to, such litigation or proceeding; (b) (i) any notice of any violation received by any Credit Party from any Governmental Authority including any notice of violation or alleged violation of Environmental Laws, or (ii) any knowledge of the presence or release of any Hazardous Material within, on, from, relating to or affecting any property, which in any such case could reasonably be expected to have a Material Adverse Effect; (c) any attachment, judgment (net of any amounts paid or fully covered by independent third party insurance as to which the relevant insurance company does not dispute coverage), lien, levy or order exceeding the Threshold Amount that may reasonably be expected to be assessed against the Borrower or any Subsidiary Guarantor; (d) (i) any Default or Event of Default or (ii) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any Subsidiary thereof or any of their respective properties may be bound; (e) (i) the institution of any steps by any Credit Party or any other Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan sponsored or maintained by any Credit Party if such failure is sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the Code or (iii) if any of the subsequently listed events have occurred with respect to any Pension Plan sponsored or maintained by any Credit Party, or any ERISA Affiliate: the occurrence of termination of such Pension Plan, the failure to make a required contribution to such Pension Plan, the failure to satisfy the minimum funding standard

82 for a year, the request for a waiver of the minimum funding standard for any year, the withdrawal from a Multiemployer Plan, the adoption of an amendment which results in a funded current liability percentage of less than 60%, the engaging in one or more prohibited transactions, the failure to comply with reporting and disclosure requirements or engaging in any breach of fiduciary responsibility, which, in each of clause (i), (ii) or (iii), could reasonably be expected to result in, a Material Adverse Effect, together with copies of all documentation relating thereto; (f) any event or development that results in, or could reasonably be expected to result in a Material Adverse Effect; and (g) promptly after the same are available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available by the Borrower or MLP to any of its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses filed by the Borrower or MLP with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions (other than registration statements on Form S-8 and Annual Reports on Form 10-K), and (iii) all press releases and other similar written statements made available by the Borrower or MLP to the public concerning material developments in the business of the Borrower or MLP, as the case may be. Documents required to be delivered pursuant to this Article may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed in Section 13.1 or at http://www.ugicorp.com; (ii) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (iii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Borrower shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent, if requested, by electronic mail electronic versions (i.e., soft copies) of such documents. Except for such Officer’s Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers may (but shall not be obligated to) make available to the Lenders and the Issuing Lender materials and/or information provided by or on behalf of the Borrower hereunder or pursuant to any other Loan Document or the transactions contemplated therein (collectively, “Borrower Materials”) by posting the Borrower Materials on SyndTrak Online or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently

83 on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the Issuing Lender and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 13.11); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Borrower Materials. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Borrower Materials or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Credit Parties, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Credit Party’s or the Administrative Agent’s transmission of communications through the Platform. Section 7.6 Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of any Credit Party or any Subsidiary thereof to the Administrative Agent or any Lender whether pursuant to this Article VII or any other provision of this Agreement or the Guaranty Agreement shall, at the time the same is so furnished, comply with the representations and warranties set forth in Section 6.24. ARTICLE VIII AFFIRMATIVE COVENANTS Until all of the Obligations (other than (a) contingent indemnification obligations not then due and (b) the Specified Hedge Obligations) have been paid and satisfied in full in cash and the Revolving Credit Commitments terminated, (i) each of the Borrower and the Subsidiary Guarantors will, in the case of Section 8.1 through 8.14, and (ii) the Parent will, in the case of Section 8.15: Section 8.1 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 10.4, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation or other entity and authorized to do business in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect.

84 Section 8.2 Maintenance of Property and Licenses. (a) Protect and preserve all Properties necessary in and material to its business, including copyrights, patents, trade names, service marks and trademarks; maintain in good working order and condition, ordinary wear and tear excepted, all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all repairs, renewals and replacements thereof and additions to such Property necessary for the conduct of its business, so that the business carried on in connection therewith may be conducted in a commercially reasonable manner. (b) Maintain, in full force and effect in all respects, each and every license, permit, certification, qualification, approval or franchise issued by any Governmental Authority (each a “License”) required for each of them to conduct their respective businesses as presently conducted, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. Section 8.3 Insurance. Maintain insurance with financially sound and reputable insurance companies (or through self-insurance in accordance with Applicable Law) against at least such risks and in at least such amounts as are customarily maintained by companies engaged in similar businesses and owning similar properties in locations where the Borrower and its Subsidiaries operate and as may be required by Applicable Law. From time to time after the Closing Date, deliver to the Administrative Agent upon its request information in reasonable detail as to the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. Section 8.4 Accounting Methods and Financial Records. Maintain a system of accounting, and keep proper books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties. Section 8.5 Payment of Taxes and Other Obligations. Pay and perform (a) all material taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its Property and (b) all other indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that the Borrower or such Subsidiary Guarantor may contest any item described in this Section in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP. Section 8.6 Compliance With Laws and Approvals. (a) Observe and remain in compliance with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

85 (b) Maintain in effect and enforce policies and procedures designed to ensure compliance by the Covered Persons and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. (c) Notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrower ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation). Section 8.7 Environmental Laws. In addition to and without limiting the generality of Section 8.6, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with, and ensure such compliance by all tenants and subtenants with all applicable Environmental Laws and (ii) obtain and comply with and maintain, and ensure that all tenants and subtenants, if any, obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the presence of Hazardous Materials, or the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Borrower or any Subsidiary Guarantor, or any orders, requirements or demands of Governmental Authorities related thereto, including reasonable attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor, as determined by a court of competent jurisdiction by final nonappealable judgment. Section 8.8 Compliance with ERISA. In addition to and without limiting the generality of Section 8.6, except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) comply with applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans or (b) not take any action or fail to take action the result of which could reasonably be expected to result in a liability to the PBGC or to a Multiemployer Plan. Section 8.9 Compliance with Agreements. Comply in all respects with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business including any Material Contract, except as could not reasonably be expected to have a Material Adverse Effect.

86 Section 8.10 Visits and Inspections; Lender Meetings. (a) Permit representatives of the Administrative Agent or any Lender, or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers (and the officers of the General Partner) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other Borrower records. Upon the occurrence and during the continuance of any Default or Event of Default the Borrower hereby authorizes its independent public accountant to discuss the Borrower’s financial matters with the Administrative Agent and each Lender or any of their respective representatives provided that a representative of the Borrower is present. So long as a Default or Event of Default has occurred and is continuing, the Borrower shall pay any fees of the Administrative Agent, each Lender and such independent public accountant incurred in connection with the Administrative Agent’s or any Lender’s exercise of its rights pursuant to this Section. (b) Upon the request of the Administrative Agent or the Required Lenders, participate in a meeting of the Administrative Agent and Lenders once during each Fiscal Year, which meeting will be held at the Borrower’s corporate offices (or such other location as may be agreed to by the Borrower and the Administrative Agent) at such time as may be agreed by the Borrower and the Administrative Agent. Section 8.11 Additional Subsidiaries. (a) Additional Material Subsidiaries. Notify the Administrative Agent of the creation or acquisition of any Material Subsidiary or upon any Non-Material Subsidiary becoming a Material Subsidiary and promptly thereafter (and in any event within thirty (30) days after such creation, acquisition or occurrence), cause such Person to (i) become a Subsidiary Guarantor by delivering to the Administrative Agent a duly executed supplement to the Guaranty Agreement or such other document as the Administrative Agent shall deem reasonably necessary for such purpose, (ii) deliver to the Administrative Agent such documents and certificates referred to in Section 5.1 as may be reasonably requested by the Administrative Agent, (iii) deliver to the Administrative Agent such updated Schedules to the Loan Documents as requested by the Administrative Agent with respect to such Person, and (iv) deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent. (b) Additional Foreign Subsidiaries. Notify the Administrative Agent at the time that any Person becomes a Foreign Subsidiary of the Borrower, and promptly thereafter (and in any event within forty-five (45) days after notification), cause such Person to deliver to the Administrative Agent (i) such documents and certificates referred to in Section 5.1 as may be reasonably requested by the Administrative Agent, (ii) such updated Schedules to the Loan Documents as requested by the Administrative Agent with regard to such Person and (iii) such other documents as may be reasonably requested by the Administrative Agent, all in form, content and scope reasonably satisfactory to the Administrative Agent. (c) Notwithstanding the foregoing, to the extent any new Subsidiary is created solely for the purpose of consummating a merger transaction pursuant to a Permitted Acquisition, and such new Subsidiary at no time holds any assets or liabilities other than any merger consideration

87 contributed to it contemporaneously with the closing of such merger transaction, such new Subsidiary shall not be required to take the actions set forth in Section 8.11(a) until the consummation of such Permitted Acquisition (at which time, the surviving entity of the respective merger transaction shall be required to so comply with Section 8.11(a) to the extent it is a Material Subsidiary within ten (10) Business Days of the consummation of such Permitted Acquisition). Section 8.12 Use of Proceeds. The Borrower shall use the proceeds of the Extensions of Credit to refinance any amounts outstanding under the Existing Credit Agreement, for working capital and general corporate purposes of the Borrower and its Subsidiaries and to make payments in respect of the Parent Notes to the extent permitted under this Agreement; provided that neither the Administrative Agent nor any Lender shall have any responsibility as to use of such proceeds. None of the Borrower, its Subsidiaries, or any of its or their respective directors, officers or employees shall use the proceeds of any Extension of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 8.13 Further Assurances. Make, execute and deliver all such additional and further acts, things, deeds, instruments and documents as the Administrative Agent or the Required Lenders (through the Administrative Agent) may reasonably require for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents. Section 8.14 Non-Consolidation. Maintain (a) entity records and books of account separate from those of any other entity which is an Affiliate of such entity, (b) not commingle its funds or assets with those of any other entity which is an Affiliate of such entity (except pursuant to cash management systems reasonably acceptable to the Administrative Agent) and (c) provide that its board of directors (or equivalent governing body) will hold all appropriate meetings to authorize and approve such entity’s actions. Section 8.15 Covenants of the Parent. (a) The Parent will maintain and keep in effect its corporate existence. (b) The Parent will deliver to the Administrative Agent, on behalf of the Lenders, and the Administrative Agent will promptly distribute to each Lender at their respective addresses as set forth in the Register, or such other office as may be designated by the Administrative Agent and the Lenders from time to time, (i) (A) consolidating balance sheets and statements of income and cash flows of the Parent and its Subsidiaries at the times specified in, Section 7.1(a) and (B) unaudited financial statements of the Parent at the time specified in Section 7.1(b), in each case certified and reported on in the same manner as the financial statements of the Borrower described in such Sections, and (ii) with reasonable promptness, such other information and data (financial or other) as may from time to time be reasonably requested by the Administrative Agent. (c) The Parent will cause General Partner to perform and comply with all of its obligations under the Partnership Agreement, will enforce the Partnership Agreement against each

88 other party thereto and will not accept the termination of the Partnership Agreement or any amendment or supplement thereof or modification or waiver thereunder, unless any such failure to perform, comply or enforce or any such acceptance would not, individually or in the aggregate, present a reasonable likelihood of having a Material Adverse Effect. (d) Section 6.5 of the Partnership Agreement (the “Incorporated Covenant”) as in effect on the Closing Date, together with all related definitions, is hereby incorporated herein in the form included in the Partnership Agreement as in effect on the date hereof and without regard to any subsequent amendments or waivers of the provisions of, or any termination of, the Partnership Agreement. The Parent agrees to cause the General Partner to fully perform and comply with the Incorporated Covenant. ARTICLE IX FINANCIAL COVENANTS Until all of the Obligations (other than (a) contingent indemnification obligations not then due and (b) the Specified Hedge Obligations) have been paid and satisfied in full in cash and the Revolving Credit Commitments terminated, the Borrower and the Subsidiary Guarantors will not: Section 9.1 Consolidated MLP Total Leverage Ratio. As of the end of any fiscal quarter, permit the Consolidated MLP Total Leverage Ratio to be greater than the ratio set forth below opposite such date (or opposite the period that includes such last day of a fiscal quarter): Period MLP Total Leverage Ratio September 30, 2022 through June 30, 2024 5.75 to 1.00 Thereafter 5.50 to 1.00 Section 9.2 Consolidated Borrower Total Leverage Ratio. As of the end of any fiscal quarter, permit the Consolidated Borrower Total Leverage Ratio to be greater than 2.75 to 1.00. Section 9.3 Interest Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) Consolidated EBITDA of MLP and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to (b) Consolidated Interest Expense of MLP and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date to be less than 2.75 to 1.00. Section 9.4 Equity Cure Right. In the event the Borrower fails to comply with any Financial Covenant (a “Financial Covenant Default”) as of the last day of any fiscal quarter (the “Testing Date”), the Borrower shall have the right to cure such Financial Covenant Default on the following terms and conditions (the “Equity Cure Right”): (a) At the election of the Borrower, by delivering irrevocable written notice of its intent to cure such Financial Covenant Default(s) (a “Cure Notice”) no later than the day that is ten (10) days after the day on which financial statements are required to be delivered for the applicable

89 fiscal quarter to which the Financial Covenant Default relates, an amount up to the aggregate Specified Equity Contribution Amount received by the Borrower from all Specified Equity Contributions during the applicable Cure Period will be included in the calculation of Consolidated EBITDA effective retroactively as of the Testing Date solely for the purposes of determining compliance with the Financial Covenants at the end of such fiscal quarter and, to the extent then cured by such increase in Consolidated EBITDA, the Borrower shall be deemed to have satisfied the requirements of such Financial Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date. Notwithstanding anything to the contrary herein, (a) there shall be no reduction in Consolidated Total Indebtedness (including as a result of any repayment of Indebtedness, netting of Qualifying Cash or otherwise) with the proceeds of any Specified Equity Contribution for purposes of determining compliance with the Financial Covenants for the fiscal quarter in respect of which such Specified Equity Contribution is made (and, for the avoidance of doubt, if any Specified Equity Contribution was made on or prior to the Testing Date as of which such Financial Covenant Default occurred, then the amount of Qualifying Cash (if any) deducted from the Consolidated Total Indebtedness in calculating the applicable Financial Covenants as of such Testing Date shall be retroactively reduced by the Specified Equity Contribution Amount attributable to such Specified Equity Contribution), (b) the Specified Equity Contribution Amount shall not exceed the Cure Amount, (c) the receipt and application of the proceeds of any Specified Equity Contributions shall be disregarded for all other purposes under the Loan Documents (including determining pricing, the availability or amount of any covenant basket, carve-out or compliance on a pro forma basis with any of the Financial Covenants and other items governed by reference to Consolidated EBITDA or any financial calculation involving Consolidated EBITDA) and (d) the Equity Cure Right may be exercised no more than two times during any four consecutive fiscal quarter period (and never in consecutive fiscal quarters) and no more than five times in the aggregate during the term of this Agreement. The Cure Notice shall identify the relevant Specified Equity Contribution and set forth the calculation of the Specified Equity Contribution Amount and the Cure Amount in reasonable detail and with supporting documentation. (b) To the extent a Testing Date in respect of which a Specified Equity Contribution is received is included in any subsequent fiscal period for which Consolidated EBITDA is calculated, Consolidated EBITDA for such subsequent period shall be deemed increased by the Specified Equity Contribution Amount solely for the purposes of determining compliance with the Financial Covenants as of the end of, and for, such subsequent period, subject to the other limitations set forth in this Section 9.4. ARTICLE X NEGATIVE COVENANTS Until all of the Obligations (other than (a) contingent, indemnification obligations not then due and (b) the Specified Hedge Obligations) have been paid and satisfied in full in cash and the Revolving Credit Commitments terminated, (i) each of the Borrower and the Subsidiary Guarantors will not, in the case of Sections 10.1 through 10.13 and Section 10.15, and (ii) the Parent will not, in the case of Section 10.14:

90 Section 10.1 Limitations on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except: (a) the Obligations (excluding Specified Hedge Obligations permitted pursuant to Section 10.1(b)); (b) Indebtedness and obligations owing under Hedge Agreements (including, without duplication, letters of credit issued to support the same) permitted under Section 10.12; (c) Indebtedness existing on the Closing Date and not otherwise permitted under this Section and listed on Schedule 6.19, and the renewal, refinancing, extension and replacement (but not the increase in the aggregate principal amount) thereof; (d) Indebtedness in respect of Capital Leases for fixed or capital assets within the limitations set forth in Section 10.2(h); provided that the aggregate outstanding amount of such Indebtedness shall not exceed $50,000,000 at any time; (e) Indebtedness of a Person existing at the time such Person became a Subsidiary or Indebtedness related to assets acquired from such Person in connection with an Investment permitted pursuant to Section 10.3, to the extent that such Indebtedness was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of such assets; (f) unsecured Indebtedness of the Borrower owing to the General Partner or an Affiliate of the General Partner (including MLP); provided that (i) the aggregate principal amount of such Indebtedness does not exceed $200,000,000 at any time outstanding and (ii) such Indebtedness shall be subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent; (g) Guaranty Obligations with respect to Indebtedness permitted pursuant to paragraphs (a) through (e), (i), (j), (k), and (n) (so long as such Indebtedness is not also a Guaranty Obligation) of this Section; (h) unsecured intercompany Indebtedness (i) owed by the Borrower to any Subsidiary Guarantor, (ii) owed by any Subsidiary Guarantor to the Borrower or another Subsidiary Guarantor, and (iii) owed by the Borrower or any Subsidiary Guarantor to any Non-Guarantor Subsidiary; provided, that such Indebtedness shall be subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent; (i) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the ordinary course of business; (j) other unsecured Indebtedness not otherwise permitted under this Section of the Borrower and the Subsidiary Guarantors; provided, that in the case of each incurrence of such Indebtedness, (i) no Default or Event of Default shall have occurred and be continuing or would be caused by the incurrence of such Indebtedness, (ii) the documentation evidencing such Indebtedness shall not contain financial covenants which are, individually or in the aggregate,

91 more restrictive than those set forth herein, and (iii) such Indebtedness shall mature no earlier than six (6) months after the Revolving Credit Maturity Date; (k) Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing; (l) Indebtedness in respect of non-compete agreements entered into in connection with Permitted Acquisitions; (m) Indebtedness arising under any asset securitization program (including, without limitation, any Accounts Receivable Securitization) in an aggregate amount not to exceed $100,000,000 at any time outstanding; (n) additional Indebtedness not otherwise permitted pursuant to this Section in an aggregate principal amount not to exceed $50,000,000 at any time outstanding; and (o) Indebtedness in respect of Sale Leaseback Transactions; provided that the aggregate outstanding amount of such Indebtedness shall not exceed $50,000,000 at any time. Section 10.2 Limitations on Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its Property, whether now owned or hereafter acquired, except: (a) Liens created pursuant to the Loan Documents, if any; (b) Liens not otherwise permitted under this Section in existence on the Closing Date and described on Schedule 10.2, including Liens incurred in connection with any refinancing, refunding, renewal or extension of Indebtedness pursuant to Section 10.1(c) (solely to the extent that such Liens were in existence on the Closing Date and described on Schedule 10.2); provided that the scope of any such Lien shall not be increased, or otherwise expanded, to cover any additional property or type of asset, as applicable, beyond that in existence on the Closing Date; (c) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) (i) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP; (d) (i) the claims of materialmen, mechanics, carriers, warehousemen, processors, vendors, repairmen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (A) which are not overdue for a period of more than thirty (30) days or (B) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP and (ii) do not, individually or in the aggregate, materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries;

92 (e) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation, or to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds, release, appeal and similar bonds and reimbursement obligations in respect of any of the foregoing; (f) Liens constituting encumbrances in the nature of zoning restrictions, easements, rights-of-way and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or materially impair the use thereof in the ordinary conduct of business; (g) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to operating leases entered into in the ordinary course of business of the Borrower and its Subsidiaries; (h) Liens securing Indebtedness permitted under Section 10.1(d); provided that (i) such Liens shall be created not later than thirty (30) days after the acquisition or lease of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price or lease payment amount of such property at the time it was acquired; (i) Liens securing judgments for the payment of money not constituting an Event of Default under Section 11.1(l) or securing appeal or other surety bonds relating to such judgments; (j) Liens on tangible property or tangible assets (i) of any Subsidiary which are in existence at the time that such Subsidiary is acquired pursuant to a Permitted Acquisition and (ii) of the Borrower or any of its Subsidiaries existing at the time such tangible property or tangible assets are purchased or otherwise acquired by the Borrower or such Subsidiary thereof pursuant to a transaction permitted pursuant to this Agreement; provided that, with respect to each of the foregoing clauses (i) and (ii), (A) such Liens (1) are not incurred in connection with, or in anticipation of, such Permitted Acquisition, purchase or other acquisition, (2) are applicable only to specific tangible property or tangible assets, and (3) do not attach to any other property or assets of the Borrower or any of its Subsidiaries, and (B)(1) the Indebtedness secured by such Liens is permitted under Section 10.1(e) and (2) the aggregate outstanding principal amount of such Indebtedness does not exceed $75,000,000 at any time outstanding; (k) Liens on assets of Foreign Subsidiaries; provided that (i) such Liens do not extend to, or encumber, assets that constitute the Capital Stock of the Borrower or any of the Subsidiaries, and (ii) such Liens extending to the assets of any Foreign Subsidiary secure only Indebtedness incurred by such Foreign Subsidiary pursuant to Section 10.1(m) or 10.1(n); (l) (i) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of set-off and recoupment with respect to any deposit account of any Borrower or any Subsidiary thereof;

93 (m) (i) contractual or statutory Liens of landlords to the extent relating to the property and assets relating to any lease agreements with such landlord, and (ii) contractual Liens of suppliers (including sellers of goods) or customers to the extent limited to the property or assets relating to such contract; (n) any interest or title of a licensor, licensee, sublicensor, lessor, lessee, sublessor, or sublessee with respect to any assets under any license or lease agreement entered into in the ordinary course of business; provided that the same do not interfere in any material respect with the business of the Borrower or its Subsidiaries or materially detract from the value of the relevant assets of the Borrower or its Subsidiaries; (o) deposits made to secure liability to insurance carriers under insurance or self- insurance arrangements; (p) Liens securing reimbursement obligations under letters of credit; provided that such Liens cover only the title documents and related goods (and any proceeds thereof) covered by the related letter of credit; (q) Liens on cash and cash equivalents securing obligations in respect of Hedge Agreements permitted under Section 10.12; (r) Liens not otherwise permitted hereunder securing Indebtedness in the aggregate amount not to exceed the greater of (i) 5% of Consolidated Net Tangible Assets or (ii) $75,000,000 at any time outstanding; (s) [Reserved]; and (t) Liens securing Indebtedness related to an Accounts Receivable Securitization permitted pursuant to Section 10.1(m). Notwithstanding the foregoing, in no event shall any Lien on any Property of the Borrower or any of its Subsidiaries be permitted to secure Guaranty Obligations of the Borrower or such Subsidiary with respect to, or any other Indebtedness which supports, Indebtedness of MLP, the Parent or the General Partner. Section 10.3 Limitations on Investments. Purchase, own, invest in or otherwise acquire, directly or indirectly, any Capital Stock, interests in any partnership or joint venture (including the creation or capitalization of any Subsidiary), evidence of Indebtedness or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of Property in, any Person (all the foregoing, “Investments”) except: (a) (i) equity Investments existing on the Closing Date in Subsidiaries existing on the Closing Date, (ii) Investments existing on the Closing Date (other than Investments in Subsidiaries existing on the Closing Date) and described on Schedule 10.3, (iii) equity Investments made after the Closing Date in Subsidiary Guarantors, (iv) Investments made after the Closing Date by the

94 Borrower or the Parent in any Subsidiary Guarantor, and (v) Investments by a Subsidiary Guarantor in the Borrower, the Parent or any other Subsidiary Guarantor; (b) Investments in cash and Cash Equivalents; (c) deposits made in the ordinary course of business to secure the performance of leases or other obligations as permitted by Section 10.2; (d) Hedge Agreements permitted pursuant to Section 10.1; (e) purchases of assets in the ordinary course of business; (f) Investments in the form of Permitted Acquisitions; (g) Investments (x) in the form of loans and advances to employees in the ordinary course of business, which, in the aggregate, do not exceed at any time $1,000,000, (y) arising out of extensions of trade credit or advances to third parties in the ordinary course of business and (z) acquired by reason of the exercise of customary creditors’ rights upon default or pursuant to the bankruptcy, insolvency or reorganization of a debtor; (h) Investments in the form of Indebtedness permitted pursuant to Section 10.1(h); (i) Investments in any Non-Guarantor Subsidiary in an aggregate amount not to exceed at any time $25,000,000; (j) Guaranty Obligations (x) permitted pursuant to Section 10.1 or (y) constituting an obligation, warranty or indemnity, not guaranteeing Indebtedness of any Person, which is undertaken or made in the ordinary course of business; (k) Investments in joint ventures; provided, that the aggregate amount of all such Investments shall not at any time exceed the greater of (i) 5% of Consolidated Net Tangible Assets or (ii) $75,000,000; and (l) other additional Investments not otherwise permitted pursuant to this Section not exceeding the greater of (i) 5% of Consolidated Net Tangible Assets or (ii) $75,000,000 in the aggregate. For purposes of determining the amount of any Investment outstanding for purposes of this Section 10.3, such amount shall be deemed to be the amount of such Investment determined in accordance with GAAP. Section 10.4 Limitations on Fundamental Changes. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except: (a) (i) any Wholly-Owned Material Subsidiary of the Borrower may be merged, amalgamated or consolidated with or into the Borrower; provided that (x) the Borrower shall be the continuing or surviving entity and (y) immediately after giving effect to such transaction, no

95 Default or Event of Default shall have occurred and be continuing and (ii) any Wholly-Owned Material Subsidiary of the Borrower may be merged, amalgamated or consolidated with or into any Subsidiary Guarantor; provided that (x) the Subsidiary Guarantor shall be the continuing or surviving entity or simultaneously with such transaction, the continuing or surviving entity shall become a Subsidiary Guarantor and the Borrower shall comply with Section 8.11 in connection therewith and (y) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; (b) (i) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may be merged, amalgamated or consolidated with or into, or be liquidated into, any other Non-Guarantor Subsidiary, (ii) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may be merged, amalgamated or consolidated with or into, or be liquidated into, any other Non-Guarantor Subsidiary that is a Domestic Subsidiary and (iii) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may be merged, amalgamated or consolidated with or into, or be liquidated into, the Borrower or any Material Subsidiary; provided that in the case of this clause (iii), (x) the Borrower or the Subsidiary Guarantor, as applicable, shall be the continuing or surviving entity or simultaneously with such transaction, the continuing or surviving entity shall become a Subsidiary Guarantor and the Borrower shall, if applicable, comply with Section 8.11 in connection therewith, and (y) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; (c) any Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) to the Borrower or any Subsidiary Guarantor; provided that, with respect to any such disposition by any Non-Guarantor Subsidiary, the consideration for such disposition shall not exceed the fair value of such assets; (d) (i) any Non-Guarantor Subsidiary that is a Foreign Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) to any other Non-Guarantor Subsidiary and (ii) any Non-Guarantor Subsidiary that is a Domestic Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution, winding up or otherwise) to any other Non-Guarantor Subsidiary that is a Domestic Subsidiary; (e) dispositions permitted by Section 10.5; (f) any Wholly-Owned Material Subsidiary of the Borrower may merge with or into the Person such Wholly-Owned Material Subsidiary was formed to acquire in connection with a Permitted Acquisition; provided that (i) a Subsidiary Guarantor shall be the continuing or surviving entity or (ii) simultaneously with such transaction, the continuing or surviving entity shall become a Subsidiary Guarantor and the Borrower shall comply with Section 8.11 in connection therewith); (g) any Person may merge into the Borrower or any of its Wholly-Owned Material Subsidiaries in connection with a Permitted Acquisition; provided that (i) in the case of a merger involving the Borrower or a Subsidiary Guarantor, the continuing or surviving Person shall be the Borrower or such Subsidiary Guarantor and (ii) the continuing or surviving Person shall be the Borrower or a Wholly-Owned Material Subsidiary of the Borrower; and

96 (h) subject to compliance with Section 13.2, the Borrower may consolidate with or merge into any other entity if (i) the Borrower is the continuing or surviving entity, (ii) the surviving entity is a corporation or limited partnership organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, with substantially all of its properties located and its business conducted within the United States and Canada and (iii) immediately after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing. Section 10.5 Limitations on Asset Dispositions. Make any Asset Disposition (including the sale of any receivables and leasehold interests) except: (a) the sale of inventory in the ordinary course of business; (b) the sale of obsolete, worn-out or surplus assets no longer used or usable in the business of the Borrower or any of its Subsidiaries; (c) the transfer of assets to the Borrower or any Subsidiary Guarantor pursuant to Section 10.4(b) and any other transaction permitted pursuant to Section 10.4; (d) the Borrower or any Subsidiary may discount, sell or otherwise dispose of defaulted or past due receivables and similar obligations (i) made in the ordinary course of business and which remain unpaid by the account debtors, (ii) without recourse which are past due and which have been written off as uncollectible, (iii) from a Material Subsidiary to the Borrower or (iv) made in connection with the sale of a business but only with respect to the receivables directly generated by the business so sold; (e) the disposition of any Hedge Agreement; (f) dispositions of Investments in cash and Cash Equivalents; (g) (i) any Subsidiary Guarantor may transfer assets to the Borrower or any other Subsidiary Guarantor, (ii) the Borrower may transfer assets to any Subsidiary Guarantor, (iii) any Non-Guarantor Subsidiary may transfer assets to the Borrower or any Subsidiary Guarantor (provided that, in connection with any such transfer, the Borrower or such Subsidiary Guarantor shall not pay more than an amount equal to the fair market value of such assets as determined in good faith by the General Partner at the time of such transfer), (iv) any Non-Guarantor Subsidiary may transfer assets to any other Non-Guarantor Subsidiary and (v) any Subsidiary Guarantor or the Borrower may transfer assets to a Non-Guarantor Subsidiary; provided that for purposes of this clause (v), (x) such assets constitute non-core assets or (y) after giving effect to such transfer, such Non-Guarantor Subsidiary shall become a Subsidiary Guarantor; (h) non-exclusive licenses and sublicenses of intellectual property rights in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of the Borrower and its Subsidiaries; (i) leases, subleases, licenses or sublicenses of real or personal property granted by any Borrower or any of its Subsidiaries to others in the ordinary course of business not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

97 (j) dispositions in connection with Insurance and Condemnation Events; (k) dispositions of accounts receivable to an SPE in connection with an Accounts Receivable Securitization permitted by Section 10.1(m); (l) dispositions of assets in exchange for other assets having a fair market value (as determined in good faith by the Borrower) of not less than that of the assets so exchanged; (m) the write-off of good will or other intangibles in the ordinary course of business; (n) Dispositions constituting Sale Leaseback Transactions that are permitted under Section 10.11 in an aggregate amount not to exceed $50,000,000; and (o) additional Asset Dispositions not otherwise permitted pursuant to this Section in an aggregate amount not to exceed in any Fiscal Year the greater of (i) 10% of Consolidated Net Tangible Assets or (ii) $175,000,000. Section 10.6 Limitations on Restricted Payments. Declare or pay any dividend on, or make any payment or other distribution on account of, or purchase, redeem, retire or otherwise acquire (directly or indirectly), or set apart assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any class of Capital Stock of the Borrower or any Subsidiary Guarantor, or make any distribution of cash, property or assets to the holders of shares of any Capital Stock of the Borrower or any Subsidiary Guarantor (all of the foregoing, the “Restricted Payments”); provided that: (a) the Borrower or any Subsidiary Guarantor may pay dividends in shares of its own Qualified Capital Stock; (b) any Subsidiary Guarantor may pay cash dividends to the Borrower or any other Subsidiary Guarantor or ratably to all holders of its outstanding Qualified Capital Stock; (c) the Borrower may declare or order, and make, pay or set apart, once during each calendar quarter a Restricted Payment if (a) such Restricted Payment is in an amount not exceeding Available Cash for the immediately preceding calendar quarter, (b) immediately after giving effect to any such proposed action no Event of Default (or Default under Section 11.1(a), (b), (h) or (i)) shall have occurred and be continuing and the Borrower is in compliance with the Financial Covenants as of the most recently ended fiscal quarter (for the avoidance of doubt, disregarding any Specified Equity Contribution for purposes of this Section 10.6), and (c) such Restricted Payment is declared, ordered, paid or made in cash; and (d) the Borrower may make distributions to the extent that the proceeds of such distributions are solely used by a direct or indirect parent company to pay operating expenses and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties) to the extent such costs and expenses are reasonable, customary, and incurred in the ordinary course of business and related to the business of the Borrower and its Subsidiaries.

98 Section 10.7 Transactions with Affiliates. Directly or indirectly enter into any transaction, including any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with (a) any officer, director, holder of any Capital Stock of, or other Affiliate of, the Parent, the General Partner, the Borrower or any of its Subsidiaries, (b) any Affiliate of any such officer, director or holder or (c) MLP or any officer, director, holder of any Capital Stock of, or other Affiliate of, MLP, other than: (i) transactions permitted by Sections 10.1, 10.3, 10.4, 10.5, 10.6 and 10.11; (ii) transactions existing on the Closing Date not otherwise permitted hereunder and described on Schedule 10.7; (iii) other transactions (or series of related transactions) which are in the ordinary course of business on terms as favorable as would be obtained by it on a comparable arm’s-length transaction with an independent, unrelated third party as determined in good faith by the Board of Directors (or equivalent governing body) of the General Partner; (iv) employment and severance arrangements (including stock option plans, restricted stock agreements and employee benefit plans and arrangements) with their respective officers and employees in the ordinary course of business; (v) payment of customary fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of (i) the General Partner and its Affiliates and (ii) the Borrower and its Subsidiaries, in each case, in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Subsidiaries; (vi) transactions in the ordinary course of business in connection with reinsuring the self-insurance programs or other similar forms of retained insurable risks of the retail propane business operated by the Borrower, its Subsidiaries and its Affiliates; (vii) transactions between or among the Borrower or any Subsidiary of the Borrower and any SPE; and (viii) transactions in the ordinary course of business consistent with past practices for the provision of general and customary corporate services. Section 10.8 Certain Accounting Changes; Organizational Documents. (a) Change its Fiscal Year end, or make (without the consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed) any material change in its accounting treatment and reporting practices except as required by GAAP or (b) amend, modify or change its articles of incorporation (or corporate charter or other similar organizational documents) or amend, modify or change its bylaws (or other similar documents) in any manner which would materially and adversely affect the rights or interests of the Lenders.

99 Section 10.9 No Further Negative Pledges; Restrictive Agreements. (a) Enter into, assume or be subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, in any manner that is more restrictive, taken as a whole, than permitted hereunder, or requiring the grant of any security for such obligation if security is given for some other obligation. (b) Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of the Borrower or any Subsidiary Guarantor to (i) pay dividends or make any other distributions to the Borrower or any Subsidiary Guarantor on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to the Borrower or any Subsidiary Guarantor, (iii) make loans or advances to the Borrower or any Subsidiary Guarantor, (iv) sell, lease or transfer any of its properties or assets to the Borrower or any Subsidiary Guarantor or (v) act as a Guarantor pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i) through (v) above) for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents, (B) Applicable Law, (C) any document or instrument governing Indebtedness incurred pursuant to Section 10.1(d) (provided, that any such restriction contained therein relates only to the asset or assets acquired in connection therewith), (D) any Permitted Lien or any document or instrument governing any Permitted Lien (provided, that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien), (E) obligations that are binding on a Subsidiary Guarantor at the time such Subsidiary Guarantor first becomes a Subsidiary of the Borrower, so long as such obligations are not entered into in contemplation of such Person becoming a Subsidiary, (F) customary restrictions contained in an agreement related to the sale of Property (to the extent such sale is permitted pursuant to Section 10.5) that limit the transfer of such Property pending the consummation of such sale, (G) customary restrictions in leases, subleases, licenses and sublicenses or asset sale agreements otherwise permitted by this Agreement so long as such restrictions relate only to the assets subject thereto, and (H) customary provisions restricting assignment of any agreement entered into in the ordinary course of business. Section 10.10 Nature of Business. With respect to the Borrower and the Subsidiary Guarantors, engage in any business other than the business conducted by the Borrower and its Subsidiaries as of the Closing Date and business activities reasonably related or ancillary thereto, including any Midstream Business. Section 10.11 Sale Leasebacks. Except to the extent permitted under Section 10.1(o) and Section 10.5, directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired (a) which the Borrower or any Subsidiary Guarantor has sold or transferred or is to sell or transfer to a Person which is the Borrower or another Subsidiary Guarantor or (b) which the Borrower or any Subsidiary Guarantor intends to use for substantially the same purpose as any other Property that has been sold or is to be sold or transferred by the Borrower or such Subsidiary Guarantor to another Person which is not the Borrower or another Subsidiary Guarantor in connection with such lease (any such transaction, a “Sale Leaseback Transaction”).

100 Section 10.12 Hedge Agreements. Enter into any Hedge Agreement other than to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes; provided that (i) no Hedge Agreement shall contain any provision exonerating the non- defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; and (ii) no Hedge Agreement can be secured by a Lien on any assets of the Borrower or any Subsidiary Guarantor other than Liens permitted by Section 10.2(q). Section 10.13 Disposal of Subsidiary Interests. The Borrower will not permit any Material Subsidiary to be a non-Wholly-Owned Subsidiary except (a) as a result of or in connection with a dissolution, merger, amalgamation, consolidation or disposition permitted by Section 10.4 or 10.5 or (b) so long as such Material Subsidiary continues to be a Subsidiary Guarantor. Section 10.14 Covenant of the Parent. The Parent covenants that it will not create, or permit the General Partner to create, any Liens on the general partnership interests in the Borrower or MLP. Section 10.15 Prepayments of Indebtedness. Prepay, redeem, purchase, defease or otherwise make any payment in respect of the Parent Notes, except that the Borrower may repay any tranche of Parent Notes so long as (i) such payment does not exceed $150,000,000 and such payment, together with any other substantially concurrent repayment on such Parent Notes, constitutes payment in full of the outstanding indebtedness under the applicable tranche of Parent Notes and (ii) on a pro forma basis after giving effect to such payment and any Indebtedness incurred in connection with such payment, (a) the Consolidated Borrower Total Leverage Ratio is less than 1.50 to 1.00 and (b) the amount of Revolving Credit Outstandings immediately before and after giving effect to such payment and any borrowings in connection therewith is less than 40% of the aggregate Revolving Credit Commitment. ARTICLE XI DEFAULT AND REMEDIES Section 11.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise: (a) Default in Payment of Principal of Loans and Reimbursement Obligations. The Borrower shall default in any payment of principal of any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise). (b) Other Payment Default. The Borrower or any other Credit Party shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue for a period of five (5) Business Days. (c) Misrepresentation. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party in this Agreement, in any other Loan Document, or in any document delivered by any Credit Party or by any Responsible Officer on

101 behalf of any such Credit Party in connection herewith or therewith that is subject to materiality or Material Adverse Effect qualifications, shall be incorrect or intentionally misleading in any respect when made or deemed made or any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party in this Agreement, any other Loan Document, or in any document delivered in connection herewith or therewith that is not subject to materiality or Material Adverse Effect qualifications, shall be incorrect or intentionally misleading in any material respect when made or deemed made. (d) Default in Performance of Certain Covenants. Any Credit Party shall default in the performance or observance of any covenant or agreement contained in Section 7.1, 7.2, Section 7.5(d)(i), 8.1 (with respect to any Credit Party’s existence), 8.6(b), or 8.12 or Article IX or X. (e) Default in Performance of Other Covenants and Conditions. Any Credit Party shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for in this Section) or any other Loan Document and such default shall continue for a period of thirty (30) days after the earlier of (i) the Administrative Agent’s delivery of written notice thereof to the Borrower and (ii) a Responsible Officer of the Borrower, the General Partner or the Parent having obtained knowledge thereof. (f) Indebtedness Cross-Default. MLP or any Credit Party shall (i) default in the payment of any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate outstanding amount of which Indebtedness is in excess of the Threshold Amount beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans, any Reimbursement Obligation) or contained in any instrument or agreement evidencing, securing or relating thereto the aggregate outstanding amount of which Indebtedness is in excess of the Threshold Amount or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such Indebtedness to become due prior to its stated maturity and any applicable grace period shall have expired. (g) Change in Control. Any Change in Control shall occur. (h) Voluntary Bankruptcy Proceeding. Any Credit Party or any Significant Subsidiary Group shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

102 (i) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party or any Significant Subsidiary Group in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or any Significant Subsidiary Group or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered. (j) Failure of Agreements. Any material provision of this Agreement or any material provision of the Guaranty Agreement shall for any reason cease to be valid and binding on any Credit Party party thereto or any such Person shall so state in writing, in each case other than in accordance with the express terms hereof or thereof. (k) Termination Event. The occurrence of any of the following events: (i) any Credit Party or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 of the Code, any Credit Party or any ERISA Affiliate is required to pay as contributions thereto and such failure, individually or in the aggregate, results in, or could reasonably be expected to result in, a Material Adverse Effect, (ii) any Unfunded Pension Liability occurs or exists which, individually or in the aggregate, results in, or could reasonably be expected to result in, a Material Adverse Effect, (iii) a Termination Event and such occurrence, individually or in the aggregate, results in, or could reasonably be expected to result in, a Material Adverse Effect or (iv) any Credit Party or any ERISA Affiliate as employers under one or more Multiemployer Plans makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability and such withdrawal liability, individually or in the aggregate, results in, or could reasonably be expected to result in, a Material Adverse Effect. (l) Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments or orders (net of any amounts paid or fully covered by independent third party insurance as to which the relevant insurance company does not dispute coverage) to exceed the Threshold Amount shall be entered against any Credit Party by any court and such judgment or order shall continue without having been discharged, vacated or stayed for a period of sixty (60) consecutive days after the entry thereof. (m) Failure of Senior Indebtedness Status. The Obligations of the Borrower and each Subsidiary Guarantor under this Agreement and each of the other Loan Documents shall fail to rank at least pari passu to all other senior unsecured Indebtedness of each such Person. Section 11.2 Remedies. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower:

103 (a) Acceleration; Termination of Facilities. (i) Terminate the Revolving Credit Commitment and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations (other than Specified Hedge Obligations), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 11.1(h) or (i), the Credit Facility shall be automatically terminated and all Obligations (other than Specified Hedge Obligations) shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding; and (ii) exercise on behalf of the Guaranteed Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations. (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time Cash Collateralize the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations on a pro rata basis. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. (c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Borrower’s Obligations. Section 11.3 Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single

104 or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. Section 11.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 11.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received by the Lenders upon the Obligations and all net proceeds from the enforcement of the Obligations shall be applied; First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Issuing Lender in its capacity as such and the Swingline Lender in its capacity as such (ratably among the Administrative Agent, the Issuing Lender and Swingline Lender in proportion to the respective amounts described in this clause First payable to them); Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees (ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them); Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations (ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them); Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, Reimbursement Obligations, and Specified Hedge Obligations (including any termination payments and any accrued and unpaid interest thereon) (ratably among the Lenders and the counterparties to the Specified Hedge Obligations, in proportion to the respective amounts described in this clause Fourth held by them); Fifth, to the Administrative Agent for the account of the Issuing Lender, to Cash Collateralize any L/C Obligations then outstanding; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Applicable Law; provided that notwithstanding anything to the contrary set forth above, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation to Obligations otherwise set forth above in this Section. Section 11.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any Debtor Relief Law or other judicial proceeding relative to any Credit Party, the

105 Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations arising under the Loan Document that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lender and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lender and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Lender and the Administrative Agent under Sections 3.3, 4.3 and 13.3) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Lender, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.3, 4.3 and 13.3. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. ARTICLE XII THE ADMINISTRATIVE AGENT Section 12.1 Appointment and Authority. Each of the Lenders and the Issuing Lender hereby irrevocably designates and appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and none of the Parent, the Borrower nor any Subsidiary thereof shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

106 Section 12.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Section 12.3 Exculpatory Provisions. (a) The Administrative Agent, the Arrangers and their respective Related Parties shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent, the Arrangers and their respective Related Parties: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity; and (iv) shall not be required to account to any Lender or any Issuing Lender for any sum or profit received by the Administrative Agent for its own account. (b) The Administrative Agent, the Arrangers and each of their Related Parties shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 13.2 and 11.2) or (ii) in the absence of its own gross negligence, bad faith or

107 willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent in writing by the Borrower, a Lender or the Issuing Lender. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Section 12.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) reasonably believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance, extension, renewal or increase of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Lender or Issuing Lender that has signed this Agreement or a signature page to an Assignment and Assumption or any other Loan Document pursuant to which it is to become a Lender or Issuing Lender hereunder shall be deemed to have consented to, approved and accepted and shall deemed satisfied with each document or other matter required thereunder to be consented to, approved or accepted by such Lender or Issuing Lender or that is to be acceptable or satisfactory to such Lender or Issuing Lender. Section 12.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facilities as well as activities as Administrative Agent. The Administrative Agent shall

108 not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence, bad faith or willful misconduct in the selection of such sub-agents. Section 12.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 15 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the Borrower may appoint a successor Administrative Agent meeting the qualifications set forth above (which successor may be replaced by the Required Lenders; provided such replacement successor shall be reasonably satisfactory to the Borrower). If no such successor shall have been so appointed by the Borrower and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice on the Resignation Effective Date and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 13.3 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. (b) Any resignation by Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Lender and Swingline Lender. Upon the acceptance of a successor’s appointment (including any Lender that accepts such appointment with the Borrower’s consent) as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender and Swingline Lender, (b) the retiring Issuing Lender and Swingline Lender shall be discharged

109 from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit. Section 12.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and Issuing Lender expressly acknowledges that none of the Administrative Agent, the Arrangers or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, the Arrangers or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of the Parent, the General Partner, MLP, the Borrower and their Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, the Arranger or any of their respective Related Parties to any Lender, any Issuing Lender as to any matter, including whether the Administrative Agent, the Arrangers or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender and Issuing Lender expressly acknowledges, represents and warrants to the Administrative Agent and the Arrangers that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of making, acquiring, purchasing or holding any other type of financial instrument, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Parent, the General Partner, MLP, the Borrower and their Subsidiaries, all applicable bank or other regulatory Applicable Laws relating to the Transactions and the transactions contemplated by this Agreement and the other Loan Documents and (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender and Issuing Lender also acknowledges that (i) it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Parent, the General Partner, MLP, the Borrower and their Subsidiaries and (ii) it will not assert any claim in contravention of this Section 12.7. Section 12.8 No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, bookrunner, lead manager,

110 arranger, lead arranger or co-arranger listed on the cover page or signature pages hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Lender hereunder. Section 12.9 Guaranty Matters. The Guaranteed Parties irrevocably authorize the Administrative Agent, at its option and in its discretion (without notice to, or vote or consent of, any counterparty to any Specified Hedge Agreement that was a Lender or an Affiliate of any Lender at the time such agreement was executed), to release any Subsidiary Guarantor (whether or not on the date of such release there may be outstanding Specified Hedge Obligations or contingent indemnification obligations not then due) from its obligations under the Guaranty Agreement and any other Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the Guaranty Agreement pursuant to this Section. Section 12.10 Release of Guarantees of Subsidiaries. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from all its obligations under this Agreement and under all other Loan Documents in the event that all or a majority of the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by this Agreement (including by way of merger or consolidation), and the Administrative Agent, at the request and sole expense of the Borrower, shall execute and deliver without recourse, representation or warranty all releases or other documents necessary or desirable to evidence or confirm the foregoing. Section 12.11 Specified Hedge Agreements. No Lender or Affiliate thereof party to a Specified Hedge Agreement that obtains the benefits of Section 11.4 by virtue of the provisions hereof shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Section 12.12 Erroneous Payments. (a) Each Lender, each Issuing Lender and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender or any other Person that has received funds from the Administrative Agent or any of its Affiliates on behalf of a Lender or Issuing Lender (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or

111 repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 12.12(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments), the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment.

112 The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 13.10 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 12.12 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Credit Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 12.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) Nothing in this Section 12.12 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE XIII MISCELLANEOUS Section 13.1 Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic transmission (to the extent permitted in paragraph (b) below) as follows:

113 If to the Borrower: AmeriGas Propane, L.P. 460 North Gulph Road King of Prussia, PA 19406 Attention: Treasurer Telephone No.: (610) 337-1000 Fax No.: (610) 992-3259 E-mail: UGI-TREASURY@ugicorp.com and Ann.Kelly@amerigas.com Webpage: www.amerigas.com With copies to: Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 Attention: Catherine Ozdogan and Bryce Kaufman E-mail: catherine.ozdogan@lw.com and bryce.kaufman@lw.com If to Administrative Agent, Swingline Lender, or Issuing Lender: Wells Fargo Bank, National Association 1525 West W.T. Harris Blvd. Charlotte, NC 28262 Mail Code: D1109-019 Attention: Syndication Agency Services Telephone No.: (704) 590-2706 Fax No.: (704) 590-2790 E-mail: agencyservices.requests@wellsfargo.com With a copy to: Wells Fargo Bank, National Association 550 S Tryon Street, 11th floor Charlotte, NC 28202 MAC D1086-073 Attention: Patrick Engel Telephone No.: 704-374-2385 Fax No.: 704-410-0300 E-mail: patrick.d.engel@wellsfargo.com And: Robinson, Bradshaw & Hinson, P.A. 101 N. Tryon Street, Ste. 1900 Charlotte, NC 28246 Attention: Jeff Henson E-mail: JHenson@robinsonbradshaw.com If to any Lender: To the address set forth on the Register

114 Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or the Issuing Lender pursuant to Article II or Article III if such Lender or the Issuing Lender, as applicable, has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested. (d) Change of Address, Etc. Any party hereto may change its address, facsimile or e- mail address for notices and other communications hereunder by notice to the other parties hereto. Section 13.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrower; provided, that no amendment, waiver or consent shall:

115 (a) increase or extend the Revolving Credit Commitment of any Lender (or reinstate any Revolving Credit Commitment terminated pursuant to Section 11.2) or the amount of Loans of any Lender, in any case, without the written consent of such Lender; (b) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation, or (subject to clause (iv) of the second proviso to this Section) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary (i) to waive any obligation of the Borrower to pay interest at the rate set forth in Section 4.1(c) during the continuance of an Event of Default or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Obligation or to reduce any fee payable hereunder; (d) change Section 4.4, Section 4.6 or Section 11.4 in a manner that would alter the pro rata sharing of payments or order of application required thereby without the written consent of each Lender directly and adversely affected thereby; (e) except as otherwise permitted by this Section 13.2 change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (f) consent to the assignment or transfer by any Credit Party of such Credit Party’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 10.4), in each case, without the written consent of each Lender; (g) release (i) the Parent, (ii) all of the Subsidiary Guarantors or (iii) Subsidiary Guarantors comprising substantially all of the credit support for the Obligations, in any case, from the Guaranty Agreement (other than as authorized in Section 12.9), without the written consent of each Lender; or (h) contractually subordinate any of the Obligations in right of payment or claim to any other Indebtedness for borrowed money, or otherwise adversely affect the priority of payment of any such Obligations relative to any other Indebtedness for borrowed money, without the written consent of each Lender directly affected thereby, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Lender in addition to the Lenders required above, affect the rights or duties of the Issuing Lender under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or

116 duties of the Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. In connection with a proposed merger or consolidation of the Borrower in accordance with Section 10.4(h) to a corporation or limited partnership, the parties agree to effect, simultaneously with such transaction, all necessary and appropriate modifications to the terms and conditions of this Agreement and the other Loan Documents to which it is a party (including without limitation the ability of the Borrower to make payments under Section 10.6, taking into account the effect of any change in the tax status of the Borrower on its financial condition and the applicable financial covenants) to reflect the corporate existence of such successor corporation and any other matters in form acceptable to the Required Lenders; provided, that such modified terms and conditions convey to the parties substantially the same rights and obligations provided under the Loan Documents to which it is a party immediately prior to such transaction. Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent, to enter into amendments or modifications to this Agreement (including amendments to this Section 13.2) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 4.13 (including as applicable, (1) to permit the New Loans to share ratably in the benefits of this Agreement and the other Loan Documents and (2) to include the New Loan Revolving Credit Commitments or outstanding New Loans in any determination of (i) Required Lenders or (ii) similar required lender terms applicable thereto); provided that no amendment or modification shall result in any increase in the amount of any Lender’s Revolving Credit Commitment or any increase in any Lender’s Revolving Credit Commitment Percentage, in each case, without the written consent of such affected Lender. Notwithstanding the foregoing, (x) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision and (y) the Administrative Agent (and, if applicable, the Borrower) may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents in order to implement any Benchmark Replacement or any Conforming Changes or otherwise effectuate the terms of Section 4.8(c) in accordance with the terms of Section 4.8(c). The Administrative Agent shall promptly provide notice to the Lenders of any amendment effected pursuant to the immediately preceding sentence. Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Borrower and the Administrative Agent), to amend and restate this Agreement if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder

117 and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement. Section 13.3 Expenses; Indemnity. (a) Costs and Expenses. The Borrower and any other Credit Party, jointly and severally, shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent, subject to attorney-client privilege) in connection with the syndication of the Credit Facilities, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out of pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out of pocket expenses incurred by the Administrative Agent, any Lender or the Issuing Lender, including the fees, charges and disbursements of not more than one (1) counsel for the Administrative Agent and, to the extent there is an actual or perceived conflict of interest with the Administrative Agent, not more than one (1) counsel for the Lenders or the Issuing Lender (but excluding all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the Issuing Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Borrower. The Borrower and the other Credit Parties shall indemnify the Administrative Agent (and any sub-agent thereof), each Arranger, each Lender, the Swingline Lender and the Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including any Environmental Claims or civil penalties or fines assessed by OFAC), damages, liabilities and related expenses (including the fees, charges and disbursements of not more than one (1) legal counsel for any Indemnitee but excluding all fees and time charges for attorneys who may be employees of such Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Credit Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by any Credit Party or any Subsidiary thereof, or any Environmental Claim related in any way to any Credit Party or any Subsidiary, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any

118 other theory, whether brought by a third party or by any Credit Party or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or (y) result from a claim not involving an act or omission by the Borrower or any of its Affiliates that is brought by an Indemnitee against any other Indemnitee (other than any action, suit or claim against the Administrative Agent or any Arranger in fulfilling its role as the Administrative Agent, Arranger, bookrunner or any other similar role, as applicable, in respect of the Credit Facilities unless such action, suit or claim resulted from the gross negligence, bad faith or willful misconduct of the Administrative Agent or such Arranger, as applicable, in fulfilling such roles, as determined by a court of competent jurisdiction by final and nonappealable judgment). (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender, the Swingline Lender or such Related Party, as the case may be, such Lender’s Revolving Credit Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), Issuing Lender or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this paragraph (c) are subject to the provisions of Section 4.7. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, the Borrower and each other Credit Party shall not assert, and hereby waives, any claim against the Administrative Agent (and any sub-agent thereof), each Arranger, each Lender, the Swingline Lender and the Issuing Lender, or any Related Party of any of the foregoing Persons, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. None of the Administrative Agent (and any sub-agent thereof), each Arranger, the Lenders, the Swingline Lender and the Issuing Lender, or any Related Party of the foregoing Persons shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor.

119 (f) Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder. Section 13.4 Right of Set Off. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Lender, the Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender, the Swingline Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Credit Party against any and all of the obligations of the Borrower or such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, the Issuing Lender, the Swingline Lender or their respective Affiliates, irrespective of whether or not such Lender, the Issuing Lender, the Swingline Lender or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Credit Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender, the Issuing Lender or the Swingline Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.14 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Issuing Lender, the Swingline Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender, the Swingline Lender or their respective Affiliates may have. Each Lender, the Issuing Lender and the Swingline Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. Section 13.5 Governing Law; Jurisdiction, Etc. (a) Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, construed and enforced in accordance with, the law of the State of New York. (b) Submission to Jurisdiction. The Borrower and each other Credit Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, the Issuing Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York

120 County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or the Issuing Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any other Credit Party or its properties in the courts of any jurisdiction. (c) Waiver of Venue. The Borrower and each other Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 13.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. Section 13.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 13.7 Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders which payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law or equitable cause, then, to the extent of such payment repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received by the Administrative Agent.

121 Section 13.8 Injunctive Relief; Punitive Damages. (a) The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. (b) The Administrative Agent, the Lenders and the Borrower (on behalf of itself and the other Credit Parties) hereby agree that no such Person shall have a remedy of punitive or exemplary damage against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially. Section 13.9 Accounting Matters. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Section 13.10 Successors and Assigns; Participations. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a

122 portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in clause (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in clause (b)(i)(A) of this Section, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that the Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth (5th) Business Day; (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Credit Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to (1) a Lender or (2) an Affiliate of a Lender or an Approved Fund; provided, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Revolving Credit Facility if such assignment is to a Person that is not a Lender

123 with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consents of the Issuing Lender and the Swingline Lender (each such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment; provided, that (x) only one such fee will be payable in connection with simultaneous assignments to two or more Approved Funds by a Lender and (y) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Parent or the Borrower or any of their respective Affiliates or Subsidiaries, or (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lender, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Revolving Credit Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

124 Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.8, 4.9, 4.10, 4.11 and 13.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower, shall maintain at one of its offices in Charlotte, North Carolina, a copy of each Assignment and Assumption and each Joinder Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitment of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person), or the Parent or the Borrower or any of their respective Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, Issuing Lender, Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights, and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 13.3(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the

125 Participant, agree to any amendment, modification or waiver or modification described in Section 13.2 that directly affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.8, 4.9, 4.10 and 4.11 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant agrees to be subject to the provisions of Section 4.12 as if it were an assignee under paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 4.6 as though it were a Lender. The applicable Lender, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register for the recordation of the names and addresses of each Participant to which such Lender has sold a participating interest and the amount of each such Participant’s interest in such Lender’s rights and/or obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of the related rights and/or obligations, subject to the provisions of this Section. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 4.10 and 4.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. No Participant shall be entitled to the benefits of Section 4.11 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 4.11(e) as though it were a Lender. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Section 13.11 Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Lender agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential) on a need-to-know basis; (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or

126 payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Credit Facilities or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Credit Facilities; (h) with the consent of the Borrower; or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to the Administrative Agent, any Lender, the Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower; or to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Revolving Credit Commitments. For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Section 13.12 Performance of Duties. Each of the Credit Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Credit Party at its sole cost and expense. Section 13.13 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Revolving Credit Commitments remain in effect or the Credit Facility has not been terminated. Section 13.14 Survival. (a) All representations and warranties set forth in Article VI and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

127 (b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIII and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before. Section 13.15 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Section 13.16 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. Section 13.17 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually executed counterparty hereof. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Except as provided in Section 5.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. (b) Electronic Execution. The words “execution”, “signed”, “signature”, and words of like import in this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party

128 hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. Section 13.18 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than (a) contingent indemnification obligations not then due and (b) the Specified Hedge Obligations) arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full and the Revolving Credit Commitment has been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination. Section 13.19 USA Patriot Act. The Administrative Agent and each Lender hereby notifies the Borrower that pursuant to the requirements of the Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrower and Guarantors, which information includes the name and address of each Borrower and Guarantor and other information that will allow such Lender to identify such Borrower or Guarantor in accordance with the Act and the Beneficial Ownership Regulation. Section 13.20 Inconsistencies with Other Documents. (a) In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Guaranty Agreement which imposes additional burdens on the General Partner, the Parent, the Borrower or any of its Subsidiaries or further restricts the rights of the General Partner, the Parent, the Borrower or any of its Subsidiaries or gives the Administrative Agent or Lenders additional

129 rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect. (b) The Borrower expressly acknowledges and agrees that each covenant contained in Article VII, VIII, IX or X shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Article VII, VIII, IX or X, if, before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Article VII, VIII, IX or X; provided that notwithstanding anything to the contrary contained herein, for the purposes of determining compliance with Article VII, VIII, IX or X, when engaging in any transaction or act that meets the criteria of more than one of the categories described thereunder, then the Borrower shall be permitted to classify such transaction or act (or later classify or reclassify in whole or in part in its sole discretion) such transaction or act in any manner that complies with Article VII, VIII, IX or X, as applicable. Section 13.21 Excluded Swap Obligations. (a) Notwithstanding any provision of this Agreement or any other Loan Document, no guaranty by any Subsidiary Guarantor under any Loan Document shall include a guaranty of any Obligation that, as to such Subsidiary Guarantor, is an Excluded Swap Obligation, and no Collateral provided by any Subsidiary Guarantor shall secure any Obligation that, as to such Subsidiary Guarantor, is an Excluded Swap Obligation. In the event that any payment is made pursuant to any Guaranty by, or any amount is realized from Collateral of, any Subsidiary Guarantor as to which any Obligations are Excluded Swap Obligations, such payment or amount shall be applied to pay the Obligations of such Subsidiary Guarantor as otherwise provided herein and in the other Loan Documents without giving effect to such Excluded Swap Obligations, and each reference in this Agreement or any other Loan Document to the ratable application of such amounts as among the Obligations or any specified portion of the Obligations that would otherwise include such Excluded Swap Obligations shall be deemed so to provide. (b) Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to enable each other Credit Party to honor all of its obligations under the Loan Documents in respect of Swap Obligations (subject to any limitations on its Guaranties under the Loan Documents). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until its Guaranties under the Loan Documents are released. Each Qualified ECP Guarantor intends that this Section shall constitute a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Section 13.22 No Fiduciary or Advisory Relationship. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and any Arranger, the Administrative Agent, the Issuing Lender, the Swingline

130 Lender or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether any Arranger, the Administrative Agent, the Issuing Lender, the Swingline Lender or any Lender has advised or is advising the Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by any Arranger, the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and any Arranger, the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders, on the other hand, (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) the Arrangers, the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) none of the Arrangers, the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Arrangers, the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Arrangers, the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against any of the Arrangers, the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 13.23 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. (a) Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (i) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender hereto that is an Affected Financial Institution; and (ii) the effects of any Bail-in Action on any such liability, including, if applicable: (A) a reduction in full or in part or cancellation of any such liability;

131 (B) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (C) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 13.24 Lender ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Revolving Credit Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into,

132 participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that none of the Administrative Agent, the Arrangers and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 13.25 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd- Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with

133 respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 13.26, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 13.26 Waiver of Prepayment Notice under Existing Credit Agreement. Each Lender party hereto on the Closing Date that is a “Lender” under the Existing Credit Agreement (each a “Existing Credit Facility Lender”) hereby waives any notice requirements under Section 2.4(c) of the Existing Credit Agreement with respect to the payment in full of the indebtedness under the Existing Credit Agreement on the Closing Date. The Existing Credit Facility Lenders party hereto constitute the “Required Lenders” under, and as defined in, the Existing Credit Agreement. This waiver shall be limited precisely as written and shall not be deemed to waive any other term or condition under the Existing Credit Agreement or any term or condition of this Agreement or any other Loan Document. [Signature pages to follow]

2022 Credit Agreement - AmeriGas ADMINISTRATIVE AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and a Lender By: Name: Patrick Engel Title: Managing Director

2022 Credit Agreement - AmeriGas BANK OF AMERICA, N.A., as a Lender By: Name: Tommy Nguyen Title: Vice President

2022 Credit Agreement - AmeriGas CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: Name: Julien Tizorin Title: Managing Director

2022 Credit Agreement - AmeriGas JPMORGAN CHASE BANK, N.A., as a Lender By: Name: Umar Hassan Title: Authorized Officer

2022 Credit Agreement - AmeriGas TRUIST BANK, as a Lender By: Name: Title: Lincoln LaCour Vice President

Internal TD Bank, N.A., as a Lender By: Name: Richard A. Zimmerman Title: Managing Director

2022 Credit Agreement - AmeriGas M&T Bank as a Lender By: Name: Title: STEPHEN HOFFMAN Senior Vice President

2022 Credit Agreement - AmeriGas CREDIT SUISSE AG, NEW YORK BRANCH, as a Lender By: Name: D. Andrew Maletta Title: Authorized Signatory By: Name: Heesu Sin Title: Authorized Signatory

THE BANK OF NEW YORK MELLON, as a Lender By: Name: Yipeng Zhang Title: Vice President

2022 Credit Agreement - AmeriGas HSBC BANK USA, National Association, as a Lender By: Name: Jack Kelly Title: Senior Vice President #23204 Jack KELLY (Sep 27, 2022 10:28 EDT)

REGIONS BANK, as a Lender Name: Tedrick Tarver Title: Director 2022 Credit Agreement - AmeriGas

2022 Credit Agreement - AmeriGas Confidential Santander Bank, NA, as a Lender By: Name: Felix Nebrat Title: Senior Vice President

Classification : Internal BNP Paribas, as a Lender By: Name: Title: By: Name: Title: Sriram Chandrasekaran Director Nicolas Anberree Director

US-DOCS\135495634.5 SCHEDULE 1.1-2 Revolving Credit Commitments Name of Initial Lender Revolving Credit Commitment Letter of Credit Commitment Swing Line Commitment Wells Fargo Bank, National Association $55,500,000 $100,000,000 $60,000,000 Bank of America, N.A. $55,500,000 -- -- Credit Agricole Corporate and Investment Bank $55,500,000 -- -- JPMorgan Chase Bank, N.A. $55,500,000 -- -- Citizens Bank, N.A. $55,500,000 -- -- Truist Bank $55,500,000 -- -- TD Bank, N.A. $39,000,000 -- -- Manufacturers and Traders Trust Company $39,000,000 -- -- Credit Suisse AG, New York Branch $27,000,000 -- -- The Bank of New York Mellon $27,000,000 -- -- CoBank ACB $27,000,000 -- -- HSBC Bank USA, National Association $27,000,000 -- -- Regions Bank $27,000,000 -- -- Santander Bank, N.A. $27,000,000 -- -- BNP Paribas $27,000,000 -- -- Total: $600,000,000 $100,000,000 $60,000,000